As filed with the Securities and Exchange Commission on May 24, 2013

Registration No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐

Post-Effective Amendment No.	☐
(Check appropriate box or boxes)

BMO FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 236-3863

John M. Blaser

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Copies to:

Michael P. O’Hare, Esq.

Stradley, Ronon, Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on June 24, 2013 pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is required because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

Title of Securities Being Registered	Shares of common stock, par value $0.0001 per share, of the BMO TCH Core Plus Bond Fund

The information in this Prospectus/Proxy Statement is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to completion, dated                     , 2013

BMO FUNDS, INC.

BMO Aggregate Bond Fund

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

1-800-236-FUND

(1-800-236-3863)

www.bmofundus.com

July __, 2013

Dear Shareholder,

The BMO Aggregate Bond Fund, a series of BMO Funds, Inc. (the “Company”), will hold a special meeting of shareholders on August 5, 2013, at 8:30 a.m., local time, at 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. If you were a shareholder of record of the BMO Aggregate Bond Fund (the “Aggregate Bond Fund”) as of the close of business on June 14, 2013, you are entitled to vote at the meeting. The shareholders of the Aggregate Bond Fund will vote on a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for the reorganization of the Aggregate Bond Fund into the BMO TCH Core Plus Bond Fund (the “Core Plus Bond Fund”), an existing series of the Company. If the shareholders approve the Reorganization Agreement, you will receive shares of the Core Plus Bond Fund in exchange for the acquisition by the Core Plus Bond Fund of the Aggregate Bond Fund’s assets and liabilities. BMO Asset Management Corp. serves as the investment adviser to the Aggregate Bond Fund and the Core Plus Bond Fund. The Core Plus Bond Fund’s portfolio is managed by a subadviser, Taplin, Canida & Habacht, LLC, an affiliate of the Adviser.

As further explained in the enclosed proxy statement/prospectus, the Board of Directors of the Company (the “Board”) has recommended that shareholders approve the Reorganization Agreement. The Board believes it is in the best interest of the Aggregate Bond Fund to combine into the Core Plus Bond Fund, which has the same investment objective and similar investment strategies and policies. The Core Plus Bond Fund also offers a lower advisory fee and expense ratio than the Aggregate Bond Fund. Accordingly, the Board recommends you vote for the proposed reorganization.

Thank you for your response and for your continued investment in the BMO Funds.

Sincerely,

John M. Blaser, President
BMO Funds, Inc.

BMO FUNDS, INC.

BMO AGGREGATE BOND FUND

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on August 5, 2013

The BMO Aggregate Bond Fund will hold a special meeting (the “Meeting”) of shareholders on August 5, 2013, at 8:30 a.m., local time, at 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202 for the purpose of considering the following proposals.

1.

To approve an Agreement and Plan of Reorganization pursuant to which the BMO Aggregate Bond Fund (the “Aggregate Bond Fund”) will be reorganized with and into the BMO TCH Core Plus Bond Fund, including approval of an amendment to the Articles of Incorporation of BMO Funds, Inc. to dissolve and terminate the Aggregate Bond Fund, and the transactions it contemplates.

2.	To vote upon any other business as may properly come before the Meeting or any adjournment or postponement thereof.

Only shareholders of record of the BMO Aggregate Bond Fund at the close of business on June 14, 2013, the record date for the Meeting, are entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.

By Order of the Board of Directors,

Michele L. Racadio, Secretary
BMO Funds, Inc.

Milwaukee, Wisconsin

July __, 2013

PLEASE RETURN YOUR PROXY CARD PROMPTLY OR PROXY VOTE BY TOLL-FREE TELEPHONE OR INTERNET IN ACCORDANCE WITH THE INSTRUCTIONS NOTED ON THE ENCLOSED PROXY CARD.

As a shareholder of the Aggregate Bond Fund, you are asked to attend the special meeting either in person or by proxy. To obtain directions to attend the meeting, please call 1-800-236-FUND. If you are unable to attend the Meeting in person, we urge you to vote by proxy. You can do this in one of three ways by: (1) completing, signing, dating, and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope, (2) calling a toll-free telephone number, or (3) using the Internet. Your prompt voting by proxy will help assure a quorum at the Meeting and avoid additional expenses associated with further solicitation. Voting by proxy will not prevent you from voting your shares in person at the Meeting. You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of BMO Funds, Inc. a written notice of revocation or a subsequently signed proxy card. A prior proxy can also be revoked by proxy voting again through the website or toll-free number noted on the enclosed proxy card.

PROXY STATEMENT/PROSPECTUS

July __, 2013

Reorganization of

BMO AGGREGATE BOND FUND

into

BMO TCH CORE PLUS BOND FUND

Each a series of BMO Funds, Inc.

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

1-800-236-FUND

(1-800-236-3863)

www.bmofundsus.com

This proxy statement/prospectus contains the information you should know before voting on the proposed reorganization. Please read it carefully and retain it for future reference.

	BMO Aggregate Bond Fund—Classes	BMO TCH Core Plus Bond Fund—Classes	Shareholders Entitled to Vote
Proposal 1	BMO Aggregate Bond Fund – Class Y and Class I	BMO TCH Core Plus Bond Fund – Class Y and Class I	BMO Aggregate Bond Fund – Class Y and Class I shareholders

This proxy statement/prospectus is being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of BMO Funds, Inc. (the “Company”) for use at the special meeting (the “Meeting”) of shareholders of the BMO Aggregate Bond Fund (the “Aggregate Bond Fund”) to be held on August 5, 2013, at 8:30 a.m., local time, at 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202, and any adjournments or postponements thereof. At the Meeting, shareholders of the Aggregate Bond Fund will consider an Agreement and Plan of Reorganization (the “Reorganization Agreement”), which provides for the reorganization of the Aggregate Bond Fund into the BMO TCH Core Plus Bond Fund (the “Core Plus Bond Fund”) (the “Reorganization”). The Aggregate Bond Fund and the Core Plus Bond Fund are each a series of the Company, an open-end investment management company organized as a Wisconsin corporation.

If you need additional copies of this proxy statement/prospectus or the proxy card, please contact the Company at 1-800-236-3863 or in writing at BMO Aggregate Bond Fund, BMO Funds, Inc., 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. Additional copies of the proxy statement/prospectus will be delivered to you promptly upon request. To obtain directions to attend the Meeting, please call 1-800-236-3863. For a free copy of the Funds’ annual report for the fiscal year ended August 31, 2012 or the most recent semi-annual report for the six month period ended February 28, 2013, please contact the Company at the telephone number and address listed above, or visit the Funds’ website at www.bmo.com/fundsus.

How the Reorganization Will Work

•	The Aggregate Bond Fund will transfer all of its assets and liabilities to the Core Plus Bond Fund.

•

In exchange for the transfer of the Aggregate Bond Fund’s assets and the assumption of such Fund’s liabilities, the Core Plus Bond Fund will issue Class Y and Class I shares to the Aggregate Bond Fund equal in value to the aggregate net asset value of the Class Y and Class I shares of the Aggregate Bond Fund on the last business day preceding the closing of the Reorganization.

•

The Core Plus Bond Fund will open accounts for the Aggregate Bond Fund shareholders, crediting the shareholders with shares of the Core Plus Bond Fund that are equivalent in value to the shareholders’ investment in the Aggregate Bond Fund at the time of the Reorganization.

•	The Aggregate Bond Fund will be dissolved and terminated as a series of the Company.

This proxy statement/prospectus sets forth the basic information you should know before voting on the proposal and investing in the Core Plus Bond Fund. You should read it and keep it for future reference. It is both a proxy statement for the Meeting and a prospectus for the Core Plus Bond Fund.

For simplicity, actions are described in this proxy statement/prospectus as being taken by either the Aggregate Bond Fund or the Core Plus Bond Fund (which are collectively referred to as the “Funds” and are each referred to as a “Fund”), although all actions are actually taken by the Company on behalf of the Funds.

The following documents have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and are incorporated by reference in this proxy statement/prospectus:

•	The Statement of Additional Information relating to this proxy statement/prospectus, dated July 2013; and

•	The Prospectus for the Aggregate Bond Fund and for the Core Plus Bond Fund, dated December 28, 2012, as supplemented to date.

The following documents have been filed with the SEC and are incorporated by reference into the Statement of Additional Information relating to this Proxy Statement/Prospectus:

•	The Statement of Additional Information for the Aggregate Bond Fund and the Core Plus Bond Fund dated December 28, 2012, as supplemented to date;

•	The audited financial statements included in the Annual Report to shareholders of the Aggregate Bond Fund for the fiscal year ended August 31, 2012;

•	The audited financial statements included in the Annual Report to shareholders of the Core Plus Bond Fund for the fiscal year ended August 31, 2012;

•	The unaudited financial statements included in the Semi-Annual Report to shareholders of the Aggregate Bond Fund for the six months ended February 28, 2013; and

•	The unaudited financial statements included in the Semi-Annual Report to shareholders of the Core Plus Bond Fund for the six months ended February 28, 2013.

The accompanying Notice of Meeting of Shareholders, this proxy statement/prospectus, and the accompanying proxy card were first mailed to shareholders of the Aggregate Bond Fund on or about July __, 2013.

Copies of these materials and other information about the Company, the Aggregate Bond Fund, and the Core Plus Bond Fund are available upon request and without charge by writing to the address below or by calling the telephone number listed as follows:

BMO Funds, Inc.

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

1-800-236-FUND

(1-800-236-3863)

Shares of the BMO Funds are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, BMO Harris Bank N.A. or any of its affiliates. Shares of the BMO Funds, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), or any other government agency, and may lose value.

The SEC has not approved or disapproved the Core Plus Bond Fund shares to be issued in the Reorganization nor has it passed on the accuracy or adequacy of this combined proxy statement/prospectus. Any representation to the contrary is a criminal offense.

No person has been authorized to give any information or to make any representations other than those contained in this proxy statement/prospectus and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds.

PROPOSAL 1

APPROVAL OF REORGANIZATION AGREEMENT

SUMMARY

The following is a summary of more complete information appearing later in this proxy statement/prospectus or incorporated herein. You should read carefully the entire proxy statement/prospectus, including the Reorganization Agreement, the form of which is attached as Appendix A, because it contains details that are not in the summary.

As used in this proxy statement/prospectus, the term “Reorganization” refers collectively to: (1) the transfer of all of the assets and liabilities of the Aggregate Bond Fund to the Core Plus Bond Fund; (2) the issuance of Class Y and Class I shares of common stock by the Core Plus Bond Fund to the Aggregate Bond Fund in an amount that will equal, in aggregate net asset value, the aggregate net asset value of the Class Y and Class I shares of the Aggregate Bond Fund on the last business day preceding the closing of the Reorganization; (3) the opening of accounts by the Core Plus Bond Fund for the Aggregate Bond Fund shareholders, the crediting of Aggregate Bond Fund shareholders, in exchange for their shares of the Aggregate Bond Fund, with that number of full and fractional shares of Class Y and Class I shares of the Core Plus Bond Fund that are equivalent in aggregate net asset value to the aggregate net asset value of the shareholders’ Class Y and Class I shares in the Aggregate Bond Fund at the time of the Reorganization; and (4) the dissolution and termination of the Aggregate Bond Fund through the filing of an Amendment to the Company’s Articles of Incorporation.

The Reorganization is expected to be a tax-free reorganization for federal income tax purposes under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). For information on the tax consequences of the Reorganization, see the sections entitled “Summary—Federal Income Tax Consequences of the Reorganization” and “Information About the Reorganization—Federal Income Tax Consequences” in this proxy statement/prospectus.

After careful consideration, the Board has determined that reorganizing the Aggregate Bond Fund into the Core Plus Bond Fund is in the best interests of shareholders of the Aggregate Bond Fund and Core Plus Bond Fund and that the interests of the existing shareholders of the Aggregate Bond Fund and Core Plus Bond Fund will not be diluted as a result of the proposed Reorganization.

Comparison of the Aggregate Bond Fund to the Core Plus Bond Fund

The following table presents a side-by-side comparison of the Aggregate Bond Fund to the Core Plus Bond Fund. The Funds have identical investment objectives. The differences in the Funds’ investment strategies are set forth in the table below under “Investment Strategies.”

	Aggregate Bond Fund	Core Plus Bond Fund

Form of Organization	A diversified series of the Company, an open-end investment management company organized as a Wisconsin corporation.	Same.

Net Assets as of February 28, 2013	Class Y—$204,913,675 Class I—$193,474,419	Class Y—$240,494,728 Class I—$145,617,900

	Aggregate Bond Fund	Core Plus Bond Fund
Investment Adviser, Investment Subadviser, and Portfolio Managers	Investment Adviser: BMO Asset Management Corp. (the “Adviser”) Investment Subadviser: None Portfolio Managers: Daniel P. Byrne, CFA, Andrew M. Reed, CFA, and Vincent S. Russo

Investment Adviser: Same.

Investment Subadviser:

Taplin, Canida & Habacht, LLC (“TCH”)

Portfolio Managers:

Tere Alvarez Canida, CFA, William J. Canida, CFA, Alan M. Habacht, Scott M. Kimball, CFA, and Daniela Mardarovici, CFA

Annual Operating Expenses as a Percentage of Average Net Assets for the Fiscal Year	For Fiscal Year Ended August 31, 2012: Total Operating Expenses Class Y 0.83% Class I 0.58% Net Operating Expenses Class Y 0.81% Class I 0.56%	For Fiscal Year Ended August 31, 2012: Total Operating Expenses Class Y 0.78% Class I 0.53% Net Operating Expenses Class Y 0.60% Class I 0.53%

Investment Objective	Maximize total return consistent with current income. The Fund’s investment objective is non-fundamental and may be changed without shareholder approval.	Same.

Primary Investments	The Aggregate Bond Fund invests primarily in investment grade bonds, including corporate, asset-backed, mortgage-backed and U.S. government securities, and repurchase agreements.

The Core Plus Bond Fund invests primarily in investment grade bonds, including corporate, asset-based, mortgage-backed, and U.S. government securities.

In addition, the Core Plus Bond Fund may also invest up to 20% of its assets in debt securities that are below investment grade, also known as high yield securities or “junk bonds.” The Core Plus Bond Fund may also invest up to 20% in foreign debt securities, including emerging market debt securities.

Investment Strategies

The Adviser’s strategy for achieving total return is to adjust the Fund’s weightings in these sectors as it deems appropriate. The Adviser uses macroeconomic, credit, and market analysis to select portfolio securities. The Fund normally maintains an average dollar-weighted effective maturity of three to ten years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

The Fund’s investment strategy is referred to as “Core Plus” because the Fund’s subadviser, Taplin, Canida & Habacht, LLC (“TCH”), an affiliate of the Adviser, has the ability to add high yield securities and emerging markets debt securities to a core portfolio of investment grade fixed income securities. TCH’s strategy for achieving total return is to adjust the Fund’s weightings in these sectors as it deems appropriate. TCH uses macroeconomic, credit, and market analysis to select portfolio securities. The Fund normally maintains an average dollar-weighted effective maturity of three to ten years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

	Aggregate Bond Fund	Core Plus Bond Fund
Temporary Strategies

To minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions, the Fund may temporarily use a different investment strategy by investing up to 100% of its assets in cash or short-term, high quality money market instruments (for example, commercial paper and repurchase agreements). This may cause the Fund to temporarily forgo greater investment returns for the safety of principal. When so invested, the Fund may not achieve its investment objective.

Same.

Fundamental and Non- Fundamental Investment Policies and Restrictions

In general, the Fund has adopted fundamental policies that, subject to certain exceptions, restrict the Fund with respect to the following activities: (1) issuing senior securities or borrowing money; (2) lending any security or making any other loan; (3) purchasing or selling commodities; (4) purchasing or selling real estate; (5) diversifying its investments; (6) concentrating its investments in any particular industry or group of industries; and (7) underwriting securities of other issuers.

The Fund has also adopted the non-fundamental policies that restrict the Fund with respect to the following activities: (1) selling securities short, subject to certain exceptions; (2) pledging more than 33 1/3% of the Fund’s total assets; (3) investing more than 15% of the Fund’s net assets in illiquid securities; (4) investing in another company for the purpose of exercising control; (5) investing in other investment companies up to certain limits; and (6) investing in options, subject to certain exceptions.

The Fund may change its non-fundamental restrictions without obtaining the approval of its shareholders.

For a more complete description of the Fund’s fundamental and non-fundamental investment policies and restrictions, see “Additional Information About the Funds,” below.

The Core Plus Bond Fund’s Fundamental and Non-Fundamental Investment Restrictions are identical to those of the Aggregate Bond Fund.

	Aggregate Bond Fund	Core Plus Bond Fund
Management and Other Fees

Management Fee. The Aggregate Bond Fund pays a management fee of 0.40% of the Fund’s average daily net assets, subject to breakpoints, to the Adviser.

Shareholder Servicing Fee. The Class Y shares of the Aggregate Bond Fund pay a shareholder services fee at the annual rate of 0.25% of the Fund’s average daily net assets to the Adviser.

Other Fees. The Fund pays a separate fee for administration to the Adviser. The Fund pays a separate fee to Boston Financial Data Services, Inc. for transfer agency services. Additionally, the Fund pays separate fees for custodial services to BMO Harris Bank N.A.

Management Fee. The Core Plus Bond Fund pays a management fee of 0.25% of the Fund’s average daily net assets, subject to breakpoints, to the Adviser. Shareholder Services Fee. Same. Other Fees. Same.

Sales Charges	The Fund does not impose sales commissions on investments in the Fund.	Same.

Distribution and Rule 12b-1 Fees	M&I Distributors, LLC provides distribution services to the Fund. There are no Rule 12b-1 distribution fees charged on investments in the Fund.	Same.

Buying Shares

Shares are sold at the next determined net asset value (“NAV”) after you deliver your transaction request in proper form and it is accepted by the BMO Funds or an authorized agent. You may buy shares directly through the Fund’s transfer agent or other authorized dealer.

Same.

Exchange Privilege

You may exchange shares of the Fund for shares of the same class of any of the other BMO Funds free of charge, provided that you meet the investment minimum of the Fund and that you reside in a jurisdiction where Fund shares may be lawfully offered for sale. However, if you hold shares for less than 30 days, an exchange will be subject to a 2.00% short-term redemption fee.

Same.

	Aggregate Bond Fund	Core Plus Bond Fund
Selling Shares

Shares of the Fund will be sold at the NAV per share calculated after the Fund receives your request in proper form. However, if you redeem shares held for less than 30 days, a fee of 2.00% of the NAV of the shares redeemed at the time of redemption will be charged.

You may contact the Fund by mail, telephone, or online, as detailed in the Fund’s Prospectus. You may also make redemptions through authorized dealers, such as broker-dealers, who may charge a commission or other transaction fee.

Same.

Comparison of Principal Risks of Investing in the Funds

A discussion regarding the principal risks of investing in the Funds is set forth below. Where applicable, differences between the Aggregate Bond Fund and the Core Plus Bond Fund have been highlighted. The risks relating to high yield securities and foreign securities apply only to the Core Plus Bond Fund and not the Aggregate Bond Fund, while the portfolio turnover risk applies only to the Aggregate Bond Fund. This discussion is qualified in its entirety by the more extensive discussion of risk factors set forth in the Funds’ Prospectus and the Statement of Additional Information. As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund. The following are the principal risks that could affect the value of your investment:

Interest Rate Risks (Both Funds) – Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Credit Risks (Both Funds) – Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.

Call Risks (Both Funds) – If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Liquidity Risks (Both Funds) – Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Asset-Backed/Mortgage-Backed Securities Risks (Both Funds) – Asset-backed and mortgage-backed securities are subject to risks of prepayment. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed securities that are subordinate to another security.

Government Obligations Risks (Both Funds) – No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law. As a result, there is risk that these entities will default on a financial obligation.

Management Risks (Both Funds) – The Adviser’s or TCH’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Investments in Other Investment Companies Risks (Both Funds) – A Fund may invest in securities issued by other investment companies, including exchange traded funds. By investing in another investment company, there is a risk that the value of the underlying securities of the investment company may decrease. The Fund will also bear its proportionate share of the other investment company’s fees and expenses.

High Yield Securities Risks (Core Plus Bond Fund only) – High yield securities, also referred to as “junk bonds” or non-investment grade securities, are debt securities rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service. These securities tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities.

Foreign Securities Risks (Core Plus Bond Fund only) – Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Emerging Markets Risks (Core Plus Bond Fund only) – Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Portfolio Turnover Risks (Aggregate Bond Fund only) – A high portfolio turnover rate (100% or more) may result in the realization and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate. Therefore, you may have higher tax liability. High portfolio turnover also may result in higher transaction costs, which may negatively affect Fund performance.

Other Consequences of the Reorganization

Management Fee and Structure: The Adviser, BMO Asset Management Corp., serves as the investment adviser to both the Aggregate Bond Fund and the Core Plus Bond Fund. After the Reorganization, the Adviser will continue to serve as the investment adviser to the Core Plus Bond Fund. The Adviser has retained TCH to act as the subadviser to the Core Plus Bond Fund and pays TCH a fee as described below from its own assets. Each Fund pays the Adviser a management fee equal to the following percentage of average daily net assets:

Aggregate Bond Fund Management Fee	Core Plus Bond Fund Management Fee
0.40%	0.25%

The management fee is subject to reduction at breakpoints for each Fund as shown in the following tables.

	Management Fee (as % of each Fund’s Average Daily Net Assets)
Fund	on the first $500 million	on the next $200 million	on the next $100 million	in excess of $800 million
Aggregate Bond	0.40	0.39	0.30	0.25
Core Plus Bond	0.25	0.24	0.15	0.10

Under the investment advisory agreement between the Adviser and the Company, on behalf of the Core Plus Bond Fund, the annual management fee payable by the Core Plus Bond Fund is lower than the rate payable to the Adviser by the Aggregate Bond Fund. Pursuant to a subadvisory agreement between the Adviser and TCH, the Adviser pays TCH a fee at the rate of forty percent (40%) of the gross advisory fee received by the Adviser. The investment advisory and subadvisory agreements are further described under “Additional Information About the Funds – Investment Advisory Agreement,” below.

Operating Expenses. Following the Reorganization, gross fund operating expenses of the Core Plus Bond Fund are expected to decrease. In particular, other expenses, which include administration, accounting and transfer agent fees currently paid by the Aggregate Bond Fund, are expected to be lower for the Core Plus Bond Fund.

Information Regarding Purchases, Exchanges and Redemption of Shares of the Aggregate Bond Fund and Core Plus Bond Fund

Buying Shares. You may buy shares directly from the Aggregate Bond Fund and Core Plus Bond Fund through the Funds’ transfer agent or through third-party financial intermediaries. The minimum initial and subsequent investment amounts are shown below.

	Minimum Investment Amount
	Initial	Subsequent
Class Y	$1,000	$50
Class I	$2,000,000	N.A.

Exchange Privilege. You may exchange shares for shares of the same class of any of the other BMO Funds free of charge provided that you meet the investment minimum of the Fund and that you reside in a jurisdiction where Fund shares may be lawfully offered for sale.

Selling Shares. You may withdraw proceeds from your account on any day the Fund computes its NAV. Your NAV for a redemption will be the next computed NAV after your request is received in proper form. You may sell your shares by contacting the Fund by mail or telephone as described in detail in the Funds’ Prospectus or by going online at bmofundsus.com. Redemptions may also be made through third-party financial intermediaries, such as broker-dealers, who may charge a commission or other transaction fee. If you redeem your shares within 30 days of purchase, you may be subject to a Redemption Fee equal to 2.00% of the amount redeemed.

Past Performance

The bar chart and table show the historical performance of the Funds and provide some indication of the risks of investing in the Funds. The bar chart shows how each Fund’s total returns before taxes have varied from year-to-year, while the table compares each Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar invest objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Funds will perform in the future. Updated performance information is available on the Funds’ website at www.bmofundsus.com, or by calling the Funds toll-free at 1-800-236-FUND (1-800-236-3863).

AGGREGATE BOND FUND

Class Y – Annual Total Returns as of (calendar years 2008-2012)

The return for Class Y shares of the Fund from January 1, 2013 through June 30, 2013 was         %.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best Quarter	6/30/2009	12.30%
Worst Quarter	9/30/2008	(4.96)%

CORE PLUS BOND FUND

Class Y – Annual Total Returns (calendar years 2009-2012)

The return for the Class Y shares of the Fund from January 1, 2013 through June 30, 2013 was         %.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best Quarter	9/30/2009	5.53%
Worst Quarter	12/31/2010	(0.52)%

Average Annual Total Returns through 12/31/12

	1 Year	5 Years	Since Inception (5/31/07)
Aggregate Bond Fund
Class Y
Return Before Taxes	6.10%	7.15%	7.45%
Return After Taxes on Distributions	4.50%	5.16%	5.45%
Return After Taxes on Distributions and Sale of Fund Shares	4.09%	4.95%	5.21%
Class I
Return Before Taxes	6.37%	7.42%	7.72%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	4.22%	5.95%	6.35%
Lipper Intermediate Investment-Grade Debt Funds Index (reflects deduction for fees and no deduction for sales charges or taxes)	7.82%	6.28%	6.39%

	1 Year	5 Years	Since Inception (12/22/08)
Core Plus Bond Fund
Class Y
Return Before Taxes	10.59%	N/A	9.87%
Return After Taxes on Distributions	8.50%	N/A	8.04%
Return After Taxes on Distributions and Sale of Fund Shares	6.99%	N/A	7.45%
Class I
Return Before Taxes	10.87%	N/A	10.15%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	4.22%	N/A	6.15%
Lipper Intermediate Investment-Grade Debt Funds Index (reflects deduction for fees and no deduction for sales charges or taxes)	7.82%	N/A	9.37%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class Y, and after-tax returns for Class I will vary.

The Barclays U.S. Aggregate Bond Index is an index that covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. To qualify for inclusion, a bond or security must have at least one year to final maturity and be rated Baa3 or better, dollar denominated, non-convertible, fixed-rate, and publicly issued.

The Lipper Intermediate Investment-Grade Debt Funds Index is an average of the 30 largest mutual funds in this Lipper category.

The Funds’ Fees and Expenses

The following Summary of Fund Expenses shows the current fees and expenses for the Aggregate Bond Fund compared to those of the Core Plus Bond Fund (based on the fiscal year ended August 31, 2012) and the pro forma fees and expenses of the Core Plus Bond Fund assuming the Reorganization had occurred on March 1, 2012 and represents the estimated hypothetical experience of the combined funds for the twelve months ended February 28, 2013. As a result of the Reorganization, Aggregate Bond Fund shareholders will see a reduction in Annual Fund Operating Expenses, as indicated in the table below.

Summary of Fund Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Aggregate Bond Fund Class Y	Aggregate Bond Fund Class I	Core Plus Bond Fund Class Y	Core Plus Bond Fund Class I	Core Plus Bond Fund Class Y (Pro Forma)	Core Plus Bond Fund Class I (Pro Forma)
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Aggregate Bond Fund Class Y	Aggregate Bond Fund Class I	Core Plus Bond Fund Class Y	Core Plus Bond Fund Class I	Core Plus Bond Fund Class Y (Pro Forma)	Core Plus Bond Fund Class I (Pro Forma)
Management Fees	0.40%	0.40%	0.25%	0.25%	0.25%	0.25%
Distribution (12b-1) Fees	None	None	None	None	None	None
Other Expenses	0.42%	0.17%	0.52%	0.27%	0.38%	0.13%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses(1)	0.83%	0.58%	0.78%	0.53%	0.64%	0.39%
Fee Waiver and Expense Reimbursement(2)	(0.02%)	(0.02%)	(0.18%)	—	(0.04%)	—

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.81%	0.56%	0.60%	0.53%	0.60%	0.39%

(1)

Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by a Fund as a result of investments in other investment companies. The Total Annual Fund Operating Expenses for each Fund do not correlate to the ratio of expenses to average net assets listed in the Fund’s financial highlights, which reflects the operating expenses of each Fund and does not include Acquired Fund Fees and Expenses.

(2)

The Adviser has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Funds’ business, and Acquired Fund Fees and Expenses) from exceeding 0.80% and 0.55% of the Class Y and Class I shares of the Aggregate Bond Fund, respectively, and 0.59% and 0.55% of the Class Y and Class I shares of the Core Plus Bond Fund, respectively, through December 31, 2013. The Adviser may not terminate this arrangement prior to December 31, 2013 unless the investment advisory agreement is terminated.

Example of Effect on Fund Expenses

The Example is intended to help you compare the costs of investing in the Aggregate Bond Fund with the cost of investing in the Core Plus Bond Fund, assuming the Reorganization has been completed. The Example assumes that you invest $10,000 in the specified Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that each Fund’s total operating expenses remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive and reimburse expenses at least through December 31, 2013. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Aggregate Bond Fund
Class Y	$83	$263	$459	$1,023
Class I	$57	$184	$322	$724
Core Plus Bond Fund
Class Y	$61	$231	$416	$949
Class I	$54	$170	$296	$665
Core Plus Bond Fund (pro forma)
Class Y	$61	$201	$353	$795
Class I	$40	$125	$219	$493

Portfolio Turnover

The Aggregate Bond Fund and the Core Plus Bond Fund pay transaction costs, such as commissions, when they buy and sell securities (or “turns over” their portfolios). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect each Fund’s performance. During the most recent fiscal year ended August 31, 2012, the portfolio turnover rate for the Aggregate Bond Fund was 266% of the average value of its portfolio and the portfolio turnover rate for the Core Plus Bond Fund was 84% of the average value of its portfolio. The portfolio turnover rate for the Aggregate Bond Fund is higher than the rate for the Core Plus Bond Fund because the Aggregate Bond Fund has engaged in monthly mortgage dollar roll transactions, which significantly increased the portfolio turnover rate.

Federal Income Tax Consequences of the Reorganization

As a condition to the Reorganization, each Fund will receive upon the closing of the Reorganization an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes within the meaning of Section 368(a) of the Code. Accordingly, while there can be no guarantee that the Internal Revenue Service (“IRS”) will adopt a similar position, neither the Funds nor their shareholders will recognize any gain or loss for federal income tax purposes as a result of the Reorganization. In addition, the aggregate tax basis and the holding period of the Core Plus Bond Fund shares received by each shareholder of the Aggregate Bond Fund in the Reorganization will be the same as the aggregate tax basis and holding period of the Aggregate Bond Fund shares given up by such shareholder in the Reorganization; provided that, with respect to the holding period for the Core Plus Bond Fund shares received, the Aggregate Bond Fund’s shares given up must have been held as capital assets by the shareholder.

Neither the Aggregate Bond Fund nor the Core Plus Bond Fund intends to sell any of its portfolio assets in connection with the Reorganization. If any assets would be sold by the Aggregate Bond Fund, the actual tax effect of sales of Aggregate Bond Fund assets depends on the difference between the price at which such portfolio assets are sold and the tax basis in such assets of the Aggregate Bond Fund. Any capital gains recognized in these sales on a net basis, after reduction by any available capital losses, will be distributed to shareholders as net capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the taxable year of sale that ends on the Closing Date, and such distributions will be taxable to the Aggregate Bond Fund’s shareholders.

See “Information About the Reorganization—Federal Income Tax Consequences,” below for additional tax information.

* * * * * * * * * * * * *

The preceding is only a summary of certain information contained in this proxy statement/prospectus relating to the Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this proxy statement/prospectus, the Prospectus and Statement of Additional Information of the Aggregate Bond Fund and the Core Plus Bond Fund, and the Reorganization Agreement. Shareholders should read this entire proxy statement/prospectus carefully.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization. The primary purpose of the Reorganization is to combine the Funds following the Adviser’s recommendation to streamline two of the BMO Funds portfolio offerings. The Adviser recommended the Reorganization because of the similarities between the investment objectives, investment strategies, risks, and portfolios of the Aggregate Bond Fund and the Core Plus Bond Fund, with the exception of the Core Plus Bond Fund’s use of a subadviser and investment in high yield debt securities and foreign debt securities (including emerging markets). In addition, the Adviser believes the Reorganization will provide the potential to achieve economies of scale due to the larger combined asset base of the Funds. Following the Reorganization, the management fee paid by the Core Plus Bond Fund (0.25% of the Fund’s average daily net assets) will be lower than the management fee paid by the Aggregate Bond Fund (0.40% of the Fund’s average daily net assets). As a result, the Adviser recommended, and the Board approved, the Reorganization of the Aggregate Bond Fund into the Core Plus Bond Fund. In considering the Adviser’s recommendation, the Board considered a number of factors, which are discussed in more detail below, including potential alternatives to the Reorganization. Pursuant to the Reorganization Agreement, the Adviser has agreed to bear all expenses incurred in connection with the Reorganization.

Reorganization Agreement. The Reorganization Agreement sets forth the terms by which the Aggregate Bond Fund will be reorganized into the Core Plus Bond Fund. The form of the Reorganization Agreement is attached as Appendix A, and the description of the Reorganization Agreement contained herein is qualified in its entirety by the attached Reorganization Agreement. The following sections summarize the material terms of the Reorganization Agreement and material federal income tax consequences of the Reorganization.

The Reorganization. The Reorganization Agreement provides that upon the transfer of all of the assets and liabilities of the Aggregate Bond Fund to the Core Plus Bond Fund, the Core Plus Bond Fund will issue to the Aggregate Bond Fund that number of full and fractional shares of the appropriate class of the Core Plus Bond Fund having an aggregate net asset value equal in value to the aggregate net asset value of the Aggregate Bond Fund, calculated as of the closing date of the Reorganization (the “Closing Date”). The Aggregate Bond Fund will redeem its shares solely in exchange for the Core Plus Bond Fund shares received by it and will distribute such shares to the shareholders of the Aggregate Bond Fund in complete liquidation of the Aggregate Bond Fund. Aggregate Bond Fund shareholders will receive Core Plus Bond Fund shares based on their respective holdings in the Aggregate Bond Fund as of the last business day preceding the Closing Date (the “Valuation Time”). Neither the Aggregate Bond Fund nor the Core Plus Bond Fund intends to sell any of its securities in connection with the Reorganization.

Upon completion of the Reorganization, each shareholder of the Aggregate Bond Fund will own that number of full and fractional shares of the corresponding class of the Core Plus Bond Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder’s shares held in the Aggregate Bond Fund as of the Valuation Time. Such shares will be held in an account with the Core Plus Bond Fund identical in all material respects to the account currently maintained by the Aggregate Bond Fund for such shareholder.

Until the Valuation Time, shareholders of the Aggregate Bond Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Aggregate Bond Fund’s transfer agent of a redemption request in proper form. Redemption and purchase requests received after the Valuation Time will be treated as requests received for the redemption or purchase of shares of the Core Plus Bond Fund received by the shareholder in connection with the Reorganization. After the Reorganization, all of the issued and outstanding shares of the Aggregate Bond Fund will be canceled on the books of the Aggregate Bond Fund, and the transfer agent’s books of the Aggregate Bond Fund will be permanently closed. The Aggregate Bond Fund will be dissolved and terminated as a series of the Company through the filing of an amendment to the Company’s Articles of Incorporation.

The Reorganization is subject to a number of conditions, including, without limitation, the receipt of a legal opinion from counsel addressed to the Aggregate Bond Fund and the Core Plus Bond Fund with respect to material federal income tax consequences, as more fully described in “Federal Income Tax Consequences” below, and the parties’ performance in all material respects of their respective agreements and undertakings in the Reorganization Agreement. Assuming satisfaction of the conditions in the Reorganization Agreement, the Closing Date of the Reorganization will be at the close of business on August 16, 2013, or such other date as is agreed to by the parties.

The Reorganization Agreement may not be changed except by an agreement signed by each party to the Agreement.

Federal Income Tax Consequences. Subject to the assumptions and limitations discussed below, the following discussion describes the material U.S. federal income tax consequences of the Reorganization to shareholders of the Aggregate Bond Fund. This discussion is based on the Code, applicable Treasury regulations, and federal administrative interpretations and court decisions in effect as of the date of this proxy statement/prospectus, all of which may change, possibly with retroactive effect. Any such changes could alter the tax consequences described in this summary.

This discussion of material U.S. federal income tax consequences of the Reorganization does not address all aspects of U.S. federal income taxation that may be important to a holder of Aggregate Bond Fund shares in light of that shareholder’s particular circumstances or to a shareholder subject to special rules.

In addition, this discussion does not address any other state, local, or foreign income tax or non-income tax consequences of the Reorganization or of any transactions other than the Reorganization.

Note: Aggregate Bond Fund shareholders are urged to consult their own tax advisers to determine the particular U.S. federal income tax or other tax consequences to them of the Reorganization and the other transactions contemplated herein.

The Aggregate Bond Fund and the Core Plus Bond Fund will receive an opinion from the law firm of Godfrey & Kahn, S.C. substantially to the effect that, based on certain facts, assumptions, and representations made by the Aggregate Bond Fund and the Core Plus Bond Fund, on the basis of existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes:

(a) The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code, and the Aggregate Bond Fund and the Core Plus Bond Fund will each be a party to a reorganization within the meaning of Section 368(b) of the Code.

(b) No gain or loss will be recognized by the Aggregate Bond Fund upon the transfer of all of its assets to the Core Plus Bond Fund in exchange solely for the Core Plus Bond Fund Shares and the assumption by the Core Plus Bond Fund of the Aggregate Bond Fund’s liabilities, or upon the distribution of the Core Plus Bond Fund Shares to the Aggregate Bond Fund’s shareholders in exchange for their shares of the Aggregate Bond Fund in complete liquidation of the Aggregate Bond Fund, except for (1) any gain or loss recognized on (i) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (ii) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (2) any other gain or loss required to be recognized by reason of the Reorganization (i) as a result of the closing of the tax year of the Aggregate Bond Fund, (ii) upon termination of a position, or (iii) upon the transfer of an asset regardless of whether such transfer would otherwise be a nontaxable transaction under the Code.

(c) No gain or loss will be recognized by the Core Plus Bond Fund upon the receipt by it of all of the assets of the Aggregate Bond Fund in exchange solely for Class Y shares and Class I shares of the Core Plus Bond Fund (“Core Plus Bond Fund Shares”) and the assumption by the Core Plus Bond Fund of the liabilities of the Aggregate Bond Fund.

(d) The aggregate tax basis of the assets of the Aggregate Bond Fund received by the Core Plus Bond Fund will be the same as the aggregate tax basis of such assets to the Aggregate Bond Fund immediately prior to the Reorganization.

(e) The holding period of the assets of the Aggregate Bond Fund received by the Core Plus Bond Fund, other than any asset with respect to which gain or loss is required to be recognized as described in (b), above, will include the holding period of those assets in the hands of the Aggregate Bond Fund immediately prior to the Reorganization.

(f) No gain or loss will be recognized by the shareholders of the Aggregate Bond Fund upon the exchange of their Aggregate Bond Fund shares solely for the Core Plus Bond Fund Shares (including fractional shares to which they may be entitled).

(g) The aggregate adjusted tax basis of the Core Plus Bond Fund Shares received by the shareholders of the Aggregate Bond Fund (including fractional shares to which they may be entitled) pursuant to the Reorganization will be the same as the aggregate adjusted tax basis of the Aggregate Bond Fund shares held by the Aggregate Bond Fund’s shareholders immediately prior to the Reorganization.

(h) The holding period of the Core Plus Bond Fund Shares received by the shareholders of the Aggregate Bond Fund (including fractional shares to which they may be entitled) will include the holding period of the Aggregate Bond Fund shares surrendered in exchange therefore, provided that the Aggregate Bond Fund shares were held as a capital asset at the time of the exchange.

The Aggregate Bond Fund does not intend to sell any of its portfolio assets in connection with the Reorganization. If any assets would be sold by the Aggregate Bond Fund, the actual tax effect of such sales depends on the difference between the price at which such portfolio assets are sold and the tax basis in such assets of the Aggregate Bond Fund. Any capital gains recognized in these sales on a net basis, after reduction by any available capital losses, will be distributed to shareholders as net capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to the Aggregate Bond Fund shareholders. The Reorganization will end the tax year of the Aggregate Bond Fund, and will therefore accelerate any distributions to shareholders from the Aggregate Bond Fund for its short tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable and will include any undistributed capital gains resulting from portfolio turnover prior to the Reorganization.

As of February 28, 2013, neither Fund had any accumulated capital loss carryforwards for federal income tax purposes.

The Reorganization would impact the use of the Aggregate Bond Fund’s “pre-acquisition losses” (including capital loss carryforwards, if any are generated in the Aggregate Bond Funds short taxable year ending on the Reorganization Closing Date, net current year capital losses, and unrealized losses that exceed certain thresholds) generally in the following manner: (1) the pre-acquisition losses, subject to the limitations described herein, would benefit the shareholders of the combined Fund, rather than only the shareholders of the Aggregate Bond Fund; (2) the amount of the pre-acquisition losses that could be utilized in any taxable year would equal the long-term tax-exempt rate at such time, multiplied by the aggregate net asset value of the Aggregate Bond Fund at the time of the Reorganization, and this yearly limitation would be increased by any capital gains realized after the Reorganization on securities held by the Aggregate Bond Fund that had unrealized appreciation at the time of the Reorganization; (3) for five years following the date of the Reorganization and assuming certain thresholds are exceeded, subsequently recognized gains that are attributable to appreciation in the Core Plus Bond Fund’s portfolio at the time of the Reorganization cannot be utilized against any pre-acquisition losses of the Aggregate Bond Fund; and (4) the Aggregate Bond Fund’s loss carryforwards, as limited under the previous two rules, are permitted to offset that portion of the gains of the Core Plus Bond Fund for the taxable year of the Reorganization that is equal to the portion of the Core Plus Bond Fund’s taxable year that follows the date of the Reorganization (prorated according to the number of days).

The Reorganization would impact the use of the Core Plus Bond Fund’s pre-acquisition losses, if any, generally in the following manner: (1) the shareholders of the combined Fund, subject to the limitations described herein, would benefit from the pre-acquisition losses rather than only the shareholders of the Core Plus Bond Fund; and (2) for five years following the date of the Reorganization and assuming certain thresholds are exceeded, any gains recognized after the Reorganization that are attributable to appreciation in the Aggregate Bond Fund’s portfolio at the time of the Reorganization would not be able to be offset by any pre-acquisition losses of the Core Plus Bond Fund.

The ability of each Fund to use pre-acquisition losses (even in the absence of the Reorganization) also depends on factors other than loss limitations, such as the future realization of capital gains or losses.

As a result of the blending of tax attributes of the Aggregate Bond Fund and the Core Plus Bond Fund (as affected by the rules discussed above), shareholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred.

If the Reorganization is challenged by the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Aggregate Bond Fund would recognize gain or loss on the transfer of its assets to the Core Plus Bond Fund and each Aggregate Bond Fund shareholder will recognize gain or loss with respect to each Aggregate Bond Fund share equal to the difference between that shareholder’s adjusted tax basis in the share and the fair market value, as of the time of the Reorganization, of the Core Plus Bond Fund shares received in exchange therefor. In such event, a shareholder’s aggregate adjusted tax basis in the shares of the Core Plus Bond Fund received in the exchange would equal such fair market value, and the shareholder’s holding period for the shares would not include the period during which such shareholder held Aggregate Bond Fund shares.

If any of the representations or covenants of the parties as described herein is inaccurate, the tax consequences of the transaction could differ materially from those summarized above. Furthermore, the description of the tax consequences set forth herein and the tax opinion to be issued as described hereunder will neither bind the IRS, nor preclude the IRS or the courts from adopting a contrary position. No assurance can be given that contrary positions will not successfully be asserted by the IRS or adopted by a court if the issues are litigated. No ruling has been or will be requested from the IRS in connection with this transaction. No assurance can be given that future legislative, judicial, or administrative changes, on either a prospective or retroactive basis, or future factual developments, would not adversely affect the accuracy of the conclusions stated herein. Therefore, shareholders may find it advisable to consult their own tax adviser as to the specific tax consequences to them under the federal income tax laws, as well as any consequences under other applicable state or local or foreign tax laws given each shareholder’s own particular tax circumstances.

Board Considerations

In considering and approving the Reorganization at a meeting held on May 7 and 8, 2013, the Board discussed the future of the Aggregate Bond Fund and the advantages of reorganizing the Aggregate Bond Fund into the Core Plus Bond Fund. Among other things, the Board also reviewed, with the assistance of outside legal counsel, the overall proposal for the Reorganization, the principal terms and conditions of the Reorganization Agreement, including that the Reorganization be consummated on a tax-free basis, and certain other materials provided prior to and during the meeting and at other meetings throughout the past year.

In considering the Reorganization, the Board took into account a number of additional factors. Some of the more prominent considerations are discussed further below. The Board considered the following matters, among others and in no order of priority:

•

The Aggregate Bond Fund and the Core Plus Bond Fund have the identical investment objective of maximizing total return consistent with current income and have similar principal investment strategies and principal risks;

•	Combining the Funds will result in a larger portfolio with increased diversification and enhanced trading opportunities;

•	The fundamental and non-fundamental investment restrictions are identical for the two Funds;

•	The Adviser serves as the investment adviser for both the Aggregate Bond Fund and the Core Plus Bond Fund;

•	The investment performance record of the subadviser, TCH, in managing the Core Plus Bond Fund is favorable versus similar funds and the benchmark index;

•	The Board will continue to oversee the Core Plus Bond Fund;

•	The management fee for the Core Plus Bond Fund is lower than the management fee for the Aggregate Bond Fund;

•

The Adviser has agreed to limit the total annual operating class expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses and acquired fund fees and expenses) from exceeding 0.59% for Class Y and 0.55% for Class I through December 31, 2013;

•	Following the Reorganization, the total operating expense ratio for the Core Plus Bond Fund, including acquired fund fees and expenses, is expected to be less than for the Aggregate Bond Fund;

•	The Reorganization will be tax-free for federal income tax purposes for the Aggregate Bond Fund and its shareholders;

•	The costs of the Reorganization will be borne by the Adviser; and

•	The interests of the current shareholders of the Aggregate Bond Fund and the Core Plus Bond Fund will not be diluted as a result of the Reorganization.

The Board also considered alternatives to the Reorganization, such as the liquidation of the Aggregate Bond Fund. In considering the alternative of liquidation, the Board noted that: (1) shareholders not wishing to become part of the Core Plus Bond Fund could redeem their shares of the

Aggregate Bond Fund at any time prior to closing without penalty; and (2) that the Reorganization would allow shareholders of the Aggregate Bond Fund who wished to retain their investment after the Reorganization to do so in a registered mutual fund with an identical investment objective and related investment strategy managed by the very same investment adviser using a similar investment selection process while, at the same time, retaining the full benefit of the use of the Aggregate Bond Fund’s capital loss carryforward amounts. The Board also discussed the alternative of maintaining the Aggregate Bond Fund as a stand alone entity. In this regard the Board considered that the Adviser was no longer inclined to maintain the management of the Aggregate Bond Fund as a separate entity, since it was so similar to the Core Plus Bond Fund. After consideration of the factors noted above, together with the potential benefits of economies of scale, and lower fees and expenses, the Board determined that the Reorganization is in the best interests of the Aggregate Bond Fund and Core Plus Bond Fund shareholders and, accordingly, unanimously approved the Reorganization with the Core Plus Bond Fund and the Reorganization Agreement.

Valuation. The Aggregate Bond Fund and the Core Plus Bond Fund have the same Valuation Policy, which is more fully discussed in Appendix B “Shareholder Information for the Core Plus Bond Fund.”

Costs and Expenses of the Reorganization. The Reorganization Agreement provides that the Adviser will bear all expenses of the Reorganization. Such expenses include, without limitation: (a) expenses associated with the preparation and filing of this proxy statement/prospectus; (b) postage; (c) printing; (d) accounting fees; (e) proxy tabulation costs; and (f) legal fees incurred by the Company.

Capitalization. The following table sets forth the capitalization of the Aggregate Bond Fund, the Core Plus Bond Fund and, on a pro forma basis, the successor Core Plus Bond Fund, as of February 28, 2013, after giving effect to the Reorganization.

Fund Capitalization as of February 28, 2013	Net Assets	Shares Outstanding	Net Asset Value Per Share
Aggregate Bond Fund
Class Y	$204,913,675	18,792,486	$10.90
Class I	$193,474,419	17,747,159	$10.90
Core Plus Bond Fund
Class Y	$240,494,728	20,299,797	$11.85
Class I	$145,617,900	12,295,006	$11.84
Core Plus Bond Fund (Pro Forma)
Class Y	$445,408,403	37,596,252	$11.85
Class I	$339,092,319	28,630,698	$11.84

Recommendation of the Board of Directors. The Board recommends that shareholders of the Aggregate Bond Fund vote FOR the proposal to approve the Reorganization Agreement, including an amendment to the Articles of Incorporation of the Corporation to terminate the Fund as a series of the Corporation.

VOTING INFORMATION

General. The record holders of the shares outstanding of the Aggregate Bond Fund are entitled to one vote per share (and a fractional vote per fractional share) on all matters presented at the meeting. Class I and Class Y shareholders of the Aggregate Bond Fund will vote together as a single class. Whether you expect to be personally present at the meeting or not, we encourage you to vote by proxy. You can do this in one of three ways. You may complete, date, sign and return the accompanying proxy card using the enclosed postage prepaid envelope; you may vote by calling             ; or you may

vote by Internet in accordance with the instructions noted on the enclosed proxy card. Your shares will be voted as you instruct. If no choice is indicated, your shares will be voted FOR the proposal, and in accordance with the best judgment of the persons named as proxies on such other matters that properly may come before the meeting.

Any shareholder giving a proxy may revoke it at any time before it is exercised at the Meeting by submitting to the Secretary of the Company a written notice of revocation or a subsequently signed proxy card or by attending the Meeting and voting in person. If not so revoked, the shares represented by the proxy will be voted at the Meeting and any adjournments of the Meeting. Attendance by a shareholder at the Meeting does not itself revoke a proxy.

Quorum. In order to transact business at the Meeting, a quorum must be present. Under the Company’s Articles of Incorporation, a quorum is constituted by the presence in person or by proxy of one-third of the outstanding shares of the Aggregate Bond Fund entitled to vote at the Meeting. Accordingly, for purposes of the Meeting, a quorum will be constituted by the presence in person or by proxy of one-third of the outstanding shares of the Aggregate Bond Fund entitled to vote as of June 14, 2013 (the “Record Date”). In the event that a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date within a reasonable time after the Record Date to permit further solicitation of proxies with respect to the proposal. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies that are entitled to vote FOR the proposal in favor of such adjournment and will vote those proxies required to be voted AGAINST the proposal against such adjournment. They will vote, in their discretion, shares represented by proxies that reflect abstentions and “broker non-votes.”

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present and will have the effect of a “no” vote for purposes of obtaining the requisite approval for the Reorganization.

A broker non-vote occurs in connection with a shareholder meeting when the shareholders are asked to consider both “routine” and “non-routine” proposals. In such a case, if a broker-dealer votes on the “routine” proposal, but does not vote on the “non-routine” proposal because (a) the shares entitled to cast the vote are held by the broker-dealer in “street name” for the beneficial owner, (b) the broker-dealer lacks discretionary authority to vote the shares; and (c) the broker-dealer has not received voting instructions from the beneficial owner, a broker non-vote is said to occur with respect to the “non-routine” proposal. It is the Company’s understanding that because broker-dealers (in the absence of specific authorization from their customers) will not have discretionary authority to vote any shares held beneficially by their customers on a single matter expected to be presented at the Meeting with respect to Aggregate Bond Fund, there are unlikely to be any “broker non-votes” at the Meeting. “Broker non-votes” would otherwise have the same effect as abstentions (that is, they would be treated as if they were votes against the Reorganization proposal).

Only the shareholders of record of the Aggregate Bond Fund at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. As of the Record Date, there were [            ] issued and outstanding shares of common stock of the Aggregate Bond Fund.

Method and Cost of Proxy Solicitation. Proxies will be solicited by the Company primarily by mail. The solicitation may also include telephone, facsimile, Internet or oral communication by certain officers or employees of the Company, the Adviser, TCH, or Boston Financial Data Services, Inc. (the Fund’s transfer agent) who will not be paid for these services. Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717, has been retained to assist in the tabulation of proxies. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information and recording the shareholder’s instruction. The

Adviser will bear the costs of the special meeting, including legal costs, printing and mailing costs, and the costs of the solicitation of proxies. The Adviser will also reimburse brokers and other nominees for their reasonable expenses in communicating with persons for whom they hold shares of the Fund.

Required Vote. Approval of the Reorganization requires the affirmative vote of a majority of the outstanding shares of the Aggregate Bond Fund entitled to vote on the proposal. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” shall mean the lesser of: (1) 67% or more of the voting securities present at the Meeting, if more than 50% of the outstanding voting securities of the Aggregate Bond Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Aggregate Bond Fund.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Investment Adviser and Subadviser. The Adviser, BMO Asset Management Corp., serves as the investment adviser for both Funds. Talpin, Canida & Habacht, LLC (“TCH”) serves as subadviser to the Core Plus Bond Fund.

Investment Policies And Restrictions. The fundamental investment policies and restrictions of the Aggregate Bond Fund and the Core Plus Bond Fund are described below. As the investment restrictions and limitations are considered to be “fundamental” policies, they may not be changed without approval of the holders of a “majority of the outstanding voting securities” (as that term is defined in the 1940 Act) of the Aggregate Bond Fund and the Core Plus Bond Fund, respectively. The fundamental investment restrictions are identical for both the Aggregate Bond Fund and the Core Plus Bond Fund.

Fundamental Investment Restrictions
Issuing Senior Securities and Borrowing Money

Each Fund will not issue senior securities or borrow money, except as the Investment Company Act of 1940, any rule, regulation, or exemptive order thereunder, or any SEC staff interpretation thereof, may permit.

Lending Cash or Securities

Each Fund will not lend any of its securities, or make any other loan, in excess of one-third of the value of each Fund’s total assets. This shall not prevent a Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund’s investment goal, policies, and limitations.

Investing in Commodities

Each Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other instruments and provided that this restriction shall not prevent a Fund from (i) purchasing or selling futures contracts, options, and other derivative instruments or (ii) investing in securities or other instruments backed by physical commodities.

Investing in Real Estate

Each Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction shall not prevent a Fund from investing in (i) securities of issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein or (ii) securities or other instruments backed by real estate or interests therein.

Diversification of Investments

As to 75% of its total assets, each Fund will not purchase the securities of any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, repurchase agreements collateralized by such securities, and securities of other investment companies) if, as a result, more than 5% of the value of a Fund’s total assets would be invested in the securities of that issuer or if it would own more than 10% of the outstanding voting securities of such issuer.

Fundamental Investment Restrictions
Concentration of Investments	Each Fund will not invest 25% or more of its total assets in any one industry. However, investing in U.S. government securities shall not be considered investments in any one industry.

Underwriting Activities

Each Fund will not underwrite securities of other issuers, except to the extent it may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

The non-fundamental investment policies and restrictions of the Aggregate Bond Fund and the Core Plus Bond Fund are described below. The non-fundamental restrictions are identical for both the Aggregate Bond Fund and the Core Plus Bond Fund. The Board may change these non-fundamental investment restrictions without shareholder approval.

Non-Fundamental Restrictions
Selling Short and Buying on Margin

Each Fund will not sell any securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in futures contracts or other derivatives are not deemed to constitute selling securities short.

Each Fund will not purchase any securities on margin, except that it may obtain such short-term credits as may be necessary for clearance of transactions, and provided that margin deposits in connection with futures contracts or other derivatives shall not constitute purchasing securities on margin.

Pledging Assets

The Fund will not mortgage, pledge, or hypothecate any assets owned by the Fund, except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging, or hypothecating may not exceed 33 1/3% of the Fund’s total assets at the time of the borrowing or investment.

Investing in Illiquid and Restricted Securities

Each Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options, guaranteed investment contracts, and certain restricted securities not determined to be liquid (including certain municipal leases).

Purchasing Securities to Exercise Control	Each Fund will not purchase securities of a company for the purpose of exercising control or management.

Investing in Securities of Other Investment Companies

Each Fund will limit its investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, will invest no more than 5% of its total assets in any one investment company, and will invest no more than 10% of its total assets in investment companies in general, unless permitted to exceed these limits by an exemptive order or rule of the SEC. The Funds will purchase securities of closed-end investment companies only in open market transactions involving only customary broker’s commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets.

Non-Fundamental Restrictions
Investing in Options

Except for bona fide hedging purposes, each Fund may not invest more than 5% of the value of its net assets in the sum of (a) premiums on open option positions on futures contracts, plus (b) initial margin deposits on financial futures contracts.

Each Fund will not purchase put options or write call options on securities unless the securities are held in a Fund’s portfolio or unless a Fund is entitled to them in deliverable form without further payment or has segregated liquid assets in the amount of any further payment.

Each Fund will not write call options in excess of 25% of the value of its total assets.

Change in investment policy

Each Fund has adopted a non-fundamental investment policy to invest at least 80% of its assets (defined as net assets plus any borrowings for investment purposes) in the types of securities and investments suggested by its name. Each Fund will provide its shareholders with at least 60 days’ prior written notice of any changes to such policy as required by Rule 35d-1.

Purchase, Redemption, and Exchange Policies. The purchase, redemption, and exchange policies for the Funds are identical and are highlighted below. For a more complete discussion of the Funds’ purchase, redemption, and exchange policies, please see Appendix B.

Type of Account	To Open Your Account	To Add to Your Account
Regular Accounts – Class Y	$1,000	$50
Regular Accounts – Class I	$2,000,000	N/A

Purchase, Redemption, and Exchange Policies	Aggregate Bond Fund	Core Plus Bond Fund
Purchases	By telephone, Internet, mail, wire, through a systematic investment plan, through exchanges from another BMO Fund, and through a broker-dealer or other third-party financial intermediary.	Same.

Redemptions	By telephone, Internet, mail, wire, systematic withdrawal plan or electronic funds transfer.	Same.

Purchase, Redemption and Exchange Policies	Aggregate Bond Fund	Core Plus Bond Fund
Exchange Privileges

Permitted for shares of the same class of any of the other BMO Funds free of charge, provided that you meet the investment minimum of the Fund and that you reside in a jurisdiction where Fund shares may be lawfully offered for sale.

Same.

Redemption Fees	2.00% of the amount redeemed within 30 days of purchase.	Same.

Market Timing Policies

The Fund does not allow market timers, and has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. Theses policies are implemented, in part, through the Fund’s redemption fee. The Fund may also decline to accept an application or may reject a purchase request, including an exchange from an investor believed to be a market timer and may terminate a shareholder’s purchase and/or exchange privilege.

Same.

Distributions. The Aggregate Bond Fund and Core Plus Bond Fund generally declare and distribute net investment income monthly and net capital gain, if any, at least annually.

Tax Information. Both Funds’ distributions are taxable and are taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Aggregate Bond Fund or the Core Plus Bond Fund through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Aggregate Bond Fund and/or the Core Plus Bond Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Advisory and Subadvisory Agreements. Under the advisory agreement with the Company, on behalf of both the Aggregate Bond Fund and the Core Plus Bond Fund, the Adviser supervises the management of the Funds’ investments and business affairs. As compensation for its services, the Aggregate Bond Fund pays to the Adviser a monthly advisory fee at the annual rate of 0.40% of the Fund’s average daily net assets, and the Core Plus Bond Fund pays a monthly advisory fee at the annual rate of 0.25% of the Fund’s average daily net assets, each subject to breakpoints. For the fiscal year ended August 31, 2012, the aggregate advisory fee paid to the Adviser by the Aggregate Bond Fund was 0.38% of the Fund’s average daily net assets and the aggregate advisory fee paid to the Adviser by the Core Plus Bond Fund was 0.25% of the Fund’s average daily net assets.

A discussion regarding the basis of the Board’s approval of the investment advisory agreement and subadvisory agreement is included in the Funds’ annual report to shareholders for the fiscal year ended August 31, 2012.

The Adviser has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business, and Acquired Fund Fees and Expenses) from exceeding the percentage of the average daily net assets of each class of the Funds (the “Expense Limit”), as set forth below. The Adviser may not terminate this arrangement prior to December 31, 2013 unless the investment advisory agreement is terminated.

Fund	Expense Limit
TCH Core Plus Bond
Class Y	0.59%
Class I	0.55%

Aggregate Bond
Class Y	0.80%
Class I	0.55%

Under the subadvisory agreement between the Adviser and TCH, TCH serves as the subadviser to the Core Plus Bond Fund. Pursuant to the agreement, the Adviser compensates TCH for its investment advisory services at the rate of 40% of the gross advisory fee received by the Adviser from the Fund.

Description of the Securities to be Issued; Rights of Shareholders. Set forth below is a description of the Core Plus Bond Fund shares to be issued to the shareholders of the Aggregate Bond Fund in the Reorganization. Also set forth below is a discussion of the rights of shareholders of each Fund. Because both Funds are series of the Company, the Funds’ shares have identical characteristics.

The following is a summary of the material rights of shareholders of the Core Plus Bond Fund and Aggregate Bond Fund, but does not purport to be a complete description of these rights. These rights may be determined in full by reference to the Wisconsin Business Corporation Law (the “WBCL”), the Company’s Articles of Incorporation, as amended, and the Company’s Amended and Restated Bylaws (collectively, the “Governing Instruments”). The Governing Instruments are subject to amendment in accordance with their terms. Copies of the Governing Instruments are available upon request and without charge by following the instructions listed under “Available Information.”

Form of Organization. Both the Aggregate Bond Fund and the Core Plus Bond Fund are series of BMO Funds, Inc., an open-end management investment company organized as a Wisconsin corporation on July 31, 1992. Both the Aggregate Bond Fund and the Core Plus Bond Fund offer Class Y and Class I shares.

Common Stock. The Company is authorized to issue an indefinite number of shares of common stock (or shares). The Aggregate Bond Fund and the Core Plus Bond Fund are two series, or portfolios of the Company. Interests in the Aggregate Bond Fund and the Core Plus Bond Fund are represented by shares of common stock, par value $.0001 per share. As of the date of this proxy statement/prospectus, shares of [34] other series of the Company are offered in two separate prospectuses and statements of additional information. The Board of Directors has the power to classify and reclassify shares of common stock, as well as create new series, from time to time.

Voting Rights. Shareholders of each Fund are entitled: (i) to one vote per full share of common stock; (ii) to distributions declared by the Board; and (iii) upon liquidation of a Fund, to participate ratably in the assets of the Fund available for distribution. Each share of a Fund gives the shareholder one vote in the election of directors and other matters submitted to shareholders for vote and is entitled to participate equally in net income and capital gains distributions by the Fund. All shares of each Fund or class in the Company have equal voting rights, except that only shares of a particular Fund or class are entitled to vote on matters affecting that Fund or class. The WBCL permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Company holds meetings of shareholders as required by the 1940 Act, the Company’s Articles of Incorporation or By-laws. Directors may be removed by the shareholders at a special meeting. A special meeting of the shareholders may be called by the Board upon written request of shareholders owning at least 10% of the Company’s outstanding voting shares.

Shareholder Liability. Under the WBCL, the shareholders of the Company are not liable to the Company or its creditors with respect to their shares except to pay the consideration for which the shares were authorized to be issued. In addition, the WBCL provides that the shareholders are not personally liable for the acts or debts of the Company.

Preemptive Rights. Shareholders of the Company are not entitled to any preemptive, appraisal, or conversion rights.

Fund Directors and Officers. The Company is managed under the general oversight of the Board. The persons sitting on the Board will continue to be the same after the Reorganization.

Fund Management. The Adviser is a registered investment adviser and a wholly-owned subsidiary of BMO Financial Corp., a financial services company headquartered in Chicago, Illinois, and an indirect wholly-owned subsidiary of the Bank of Montreal (BMO), a Canadian bank holding company. As of May 31, 2013, the Adviser had approximately $         billion in assets under management, of which approximately $         billion was in the BMO Funds’ assets. The Adviser’s address is 115 S. LaSalle Street, Chicago, Illinois 60603. The Adviser managed the BMO Funds, previously known as Marshall Funds, since 1992, and has managed investments for individuals and institutions since 1973. The Adviser provides investment advisory services to both the Aggregate Bond Fund and the Core Plus Bond Fund and will continue to be responsible for providing those services to the Core Plus Bond Fund following the Reorganization.

TCH is a registered investment adviser that provides investment management services to investment companies, pension and profit sharing plans, state or municipal government entities, corporations, charitable organizations, and individuals. TCH is a majority-owned subsidiary of the Adviser. As of May 31, 2013, TCH had approximately $         billion in assets under management. TCH’s address is 1001 Brickell Bay Drive, Suite 2100, Miami, Florida 33131. TCH will continue to be responsible for providing investment subadvisory services to the Core Plus Bond Fund following the Reorganization.

The individuals listed below are members of the Core Plus Bond Fund’s investment management team. The Co-Portfolio Managers of the Core Plus Bond Fund will continue to manage the Core Plus Bond Fund after the Reorganization.

Tere Alvarez Canida, CFA, Co-Portfolio Manager. Ms. Alvarez Canida, President and Managing Principal of TCH, joined TCH in 1985 and has co-managed the Core Plus Bond Fund since its inception in 2008.

William J. Canida, CFA, Co-Portfolio Manager. Mr. Canida, Vice President and Principal of TCH, joined TCH in 1985 and has co-managed the Core Plus Bond Fund since its inception in 2008.

Alan M. Habacht, Co-Portfolio Manager. Mr. Habacht, Vice President and Principal of TCH, joined TCH in 1987 and has co-managed the Core Plus Bond Fund since its inception in 2008.

Scott M. Kimball, CFA, Co-Portfolio Manager. Mr. Kimball, a Portfolio Manager of TCH, joined TCH in 2007 and has co-managed the Core Plus Bond Fund since February 2012.

Daniela Mardarovici, CFA, Co-Portfolio Manager. Ms. Mardarovici, a Portfolio Manager of TCH, joined TCH in 2012 and has co-managed the Core Plus Bond Fund since December 2012. Prior to joining TCH, Ms. Mardarovici was a Director and Senior Portfolio Manager of the Adviser, which she joined in 2005.

The Statement of Additional Information relating to this proxy statement/prospectus provides additional information about the Core Plus Bond Fund’s portfolio managers, including other accounts they manage, their ownership of Fund shares and their compensation.

Other Fund Service Providers. The Adviser also serves as the administrator and shareholder servicing agent for both the Core Plus Bond Fund and the Aggregate Bond Fund. Both Funds use the services of Boston Financial Data Services Inc. as their transfer agent and dividend disbursing agent, UMB Fund Services, Inc. (“UMB”) as their sub-administrator and portfolio accounting services agent, and BMO Harris Bank as their custodian. Upon the completion of the Reorganization, the Adviser, Boston Financial Data Services Inc., UMB, and BMO Harris Bank will continue to provide services to the Core Plus Bond Fund.

Independent Accountants. KPMG LLP serves as the independent registered public accounting firm to both the Core Plus Bond Fund and the Aggregate Bond Fund.

Ownership of Securities of the Funds. [As of the Record Date, directors and officers of the Company as a group owned less than 1% of the outstanding voting securities of each of the Funds.]

As of the same date, the following persons owned beneficially or of record more than 5% of the outstanding shares of the Funds:

Principal Shareholders and Control Persons – Aggregate Bond Fund	Parent Company	Jurisdiction	% Ownership	Type of Ownership

Principal Shareholders and Control Persons – Core Plus Bond Fund	Parent Company	Jurisdiction	% Ownership	Type of Ownership

Any shareholder that owns 25% or more of the outstanding shares of a Fund or a class of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or that class. The Company believed that [BMO Harris Bank], as fiduciary, an affiliate of the Adviser, owned a controlling interest in the Aggregate Bond Fund as of the Record Date. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund.

AVAILABLE INFORMATION

The Company is subject to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, files reports, proxy materials, and other information about each of the Funds with the SEC. These documents can be inspected and copied at the SEC’s Public Reference Room in Washington, D.C. (100 F Street, Washington, D.C. 20549) and at certain of the SEC’s regional offices listed below. Please call the SEC at 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about a Fund are also available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

SEC Regional Offices: Atlanta – 950 East Paces Ferry NE, Suite 900, Atlanta GA 30326; Boston—33 Arch Street, 23rd Floor, Boston, MA 02110; Chicago—175 West Jackson Blvd., Suite 900, Chicago, IL 60604; Denver—1801 California Street, Suite 1500, Denver, CO 80202; Fort Worth—Burnett Plaza, Suite 1900, 801 Cherry Street, Unit #18, Fort Worth, TX 76102; Los Angeles—5670 Wilshire Blvd., 11th Floor, Los Angeles, CA 90036; Miami—801 Brickell Ave., Suite 1800, Miami, FL 33131; New York—3 World Financial Center, Suite 400, New York, NY 10281; Philadelphia – The Mellon Independence Center, 701 Market Street, Philadelphia, PA 19106; Salt Lake City—15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; and San Francisco—44 Montgomery Street, Suite 2600, San Francisco, CA 94104.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the Core Plus Bond Fund will be passed on by the law firm of Godfrey  & Kahn, S.C.

EXPERTS

The financial highlights of the Aggregate Bond Fund and the Core Plus Bond Fund for the fiscal years presented through August 31, 2012 and included in Appendix C of this proxy statement/prospectus are from the Funds’ August 31, 2012 Annual Report on Form N-CSR. The financial highlights for the fiscal year ended August 31, 2012 and 2011 have been derived from the financial statements that have been audited by KPMG LLP, an independent registered public accounting firm. The financial highlights for the fiscal years presented through August 31, 2010 were derived from financial statements that were audited by another independent registered public accounting firm whose report dated October 21, 2010 expressed an unqualified opinion on those financial highlights. The audited financial statements and related report of KPMG LLP from the Fund’s August 31, 2012 Annual Report are incorporated by reference into the SAI relating to this proxy statement/prospectus. The financial statements in each Fund’s Annual Report have been incorporated by reference in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

OTHER MATTERS

The Board knows of no other matters that may come before the Meeting, other than the proposal as set forth above. If any other matter properly comes before the Meeting, the persons named as proxies will vote on the same in their discretion.

The Aggregate Bond Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Secretary of the Company at the Company’s principal office, so that they are received within a reasonable time before any such meeting. The timely submission of a proposal does not guarantee its submission.

By order of the Board of Directors,

John M. Blaser President, BMO Funds, Inc.

Appendix A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of [        ], 2013, by BMO Funds, Inc., an open-end, management investment company that was established as a Wisconsin corporation (the “Company”), on behalf of its series the BMO Aggregate Bond Fund (the “Aggregate Bond Fund”) and the TCH Core Plus Bond Fund (the “Core Plus Bond Fund” and, together with the Aggregate Bond Fund, the “Funds”). BMO Asset Management Corp. is a party to this Agreement solely for purposes of paragraph 8.2. All agreements, representations, actions and obligations described herein made or to be taken or undertaken by the Core Plus Bond Fund or the Aggregate Bond Fund are made and shall be taken or undertaken by the Company on behalf of the Core Plus Bond Fund and the Aggregate Bond Fund.

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of the transfer of all of the assets of the Aggregate Bond Fund to the Core Plus Bond Fund in exchange solely for Class Y and Class I shares of common stock, par value $.0001 per share, of the Core Plus Bond Fund (the “Core Plus Bond Fund Shares”), the assumption by the Core Plus Bond Fund of all liabilities of the Aggregate Bond Fund, and the distribution of the Core Plus Bond Fund Shares to the applicable Class Y and Class I shareholders of the Aggregate Bond Fund in redemption of all outstanding Aggregate Bond Fund Shares (as defined below) and in complete liquidation of the Aggregate Bond Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, the Aggregate Bond Fund is a series of a registered open-end management investment company, and the Core Plus Bond Fund is a series of a registered open-end management investment company, and the Aggregate Bond Fund owns securities that are assets of the character in which the Core Plus Bond Fund is permitted to invest;

WHEREAS, both the Aggregate Bond Fund and the Core Plus Bond Fund are authorized to issue their shares of common stock;

WHEREAS, the Board of Directors of the Company has determined, with respect to the Aggregate Bond Fund, that (1) participation in the Reorganization is in the best interests of the Aggregate Bond Fund and its shareholders, and (2) the interests of the existing shareholders of the Aggregate Bond Fund would not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Directors of the Company has determined, with respect to the Core Plus Bond Fund, that (1) participation in the Reorganization is in the best interests of the Core Plus Bond Fund and its shareholders, and (2) the interests of the existing shareholders of the Core Plus Bond Fund would not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION AND FUND TRANSACTIONS

1.1 The Reorganization. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 3.1), the Company shall assign, deliver and otherwise transfer the Assets (as defined in paragraph 1.2) of the Aggregate Bond Fund to the Core Plus Bond Fund, and the Company shall assume the Liabilities (as defined in paragraph 1.3) of the Aggregate Bond Fund on behalf of the Core Plus Bond Fund. In consideration of the foregoing, at the Effective Time, the Core Plus Bond Fund shall deliver to the Aggregate Bond Fund full and fractional Core Plus Bond Fund Shares (to the third decimal place). The number of Core Plus Bond Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.

1.2 Assets of the Aggregate Bond Fund. The assets of the Aggregate Bond Fund to be acquired by the Core Plus Bond Fund shall consist of all assets and property, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Aggregate Bond Fund at the Valuation Time, books and records of the Aggregate Bond Fund, and any other property owned by the Aggregate Bond Fund at the Valuation Time (collectively, the “Assets”).

1.3 Liabilities of the Aggregate Bond Fund. The Aggregate Bond Fund will use commercially reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Time consistent with its obligation to continue to pursue its investment objective and strategies in accordance with the terms of its prospectus. The Core Plus Bond Fund will assume all of the Aggregate Bond Fund’s liabilities and obligations of any kind whatsoever, whether known or unknown, absolute, accrued, contingent or otherwise, in existence on the Closing Date (collectively, the “Liabilities”).

Appendix A-1

1.4 Distribution of Core Plus Bond Fund Shares. At the Effective Time (or as soon thereafter as is reasonably practicable), the Aggregate Bond Fund will distribute the Core Plus Bond Fund Shares received from the Core Plus Bond Fund pursuant to paragraph 1.1, pro rata to the record holders of the Class Y and Class I shares of the Aggregate Bond Fund determined as of the Effective Time (the “Aggregate Bond Fund Shareholders”) in complete liquidation of the Aggregate Bond Fund. Such distribution and liquidation will be accomplished by the transfer of the Core Plus Bond Fund Shares then credited to the account of the Aggregate Bond Fund on the books of the Core Plus Bond Fund to open accounts on the share records of the Core Plus Bond Fund in the names of the Aggregate Bond Fund Shareholders. The aggregate net asset value of the Core Plus Bond Fund Shares to be so credited to Aggregate Bond Fund Shareholders shall be equal to the aggregate net asset value of the respective class of the then outstanding shares of common stock of the Aggregate Bond Fund (the “Aggregate Bond Fund Shares”) owned by Aggregate Bond Fund Shareholders at the Effective Time. All issued and outstanding shares of the Aggregate Bond Fund will simultaneously be redeemed and canceled on the books of the Aggregate Bond Fund. The Core Plus Bond Fund shall not issue certificates representing the Core Plus Bond Fund Shares in connection with such exchange.

1.5 Recorded Ownership of Core Plus Bond Fund Shares. Ownership of Core Plus Bond Fund Shares will be shown on the books of the Core Plus Bond Fund’s Transfer Agent (as defined in paragraph 3.3).

1.6 Termination. Promptly following the consummation of the Reorganization, the Company, on behalf of the Aggregate Bond Fund, shall dissolve and terminate the Aggregate Bond Fund in accordance with the laws of the State of Wisconsin, the Company’s Articles of Incorporation and Amended and Restated Bylaws, the Investment Company Act of 1940, as amended (the “1940 Act”), and any other applicable law.

1.7 Filing Responsibilities of Aggregate Bond Fund. Any reporting responsibility of the Aggregate Bond Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Aggregate Bond Fund.

1.8 Transfer Tax Responsibilities. Any transfer taxes payable on issuance and transfer of Core Plus Bond Fund Shares in a name other than the registered holder on the books of the Aggregate Bond Fund of the Aggregate Bond Fund Shares exchanged therefor, shall be paid by the transferee thereof, as a condition to that issuance and transfer.

ARTICLE II

VALUATION

2.1 Net Asset Value of the Aggregate Bond Fund. The net asset value of the Aggregate Bond Fund Shares shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Aggregate Bond Fund.

2.2 Net Asset Value of the Core Plus Bond Fund. The net asset value of the Core Plus Bond Fund Shares shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Core Plus Bond Fund.

2.3 Calculation of Number of Core Plus Bond Fund Shares. The number of Core Plus Bond Fund Shares to be issued (including fractional shares (the third decimal place), if any) in connection with the Reorganization shall be determined by dividing the per share net asset value of the Aggregate Bond Fund Shares participating therein, determined in accordance with the valuation procedures referred to in paragraph 2.1, by the net asset value per share of the Core Plus Bond Fund, determined in accordance with the valuation procedures referred to in paragraph 2.2. The parties agree that the intent of this calculation is to ensure that the aggregate net asset value of the Core Plus Bond Fund Shares to be so credited to Aggregate Bond Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of common stock of the Aggregate Bond Fund Shares owned by Aggregate Bond Fund Shareholders at the Effective Time.

2.4 Determination of Value. All computations of value hereunder shall by made in accordance with each Fund’s regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective independent registered public accounting firm upon reasonable request of the other Fund. The Company and Aggregate Bond Fund agree to use all commercially reasonable efforts to resolve prior to the Valuation Time any material pricing differences for prices of portfolio securities of the Aggregate Bond Fund which are also held by the Core Plus Bond Fund.

2.5 Valuation Time. The Valuation Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange (“NYSE”)) on the business day immediately preceding the Closing Date (as defined in paragraph 3.1) (the “Valuation Time”).

Appendix A-2

ARTICLE III

CLOSING

3.1 Closing. The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of the Company on or about [        ], 2013, or at such other place and/or on such other date as to which the parties may agree (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place immediately prior to the opening of business on the Closing Date unless otherwise provided herein (the “Effective Time”).

3.2 Transfer and Delivery of Assets. The Company shall direct BMO Harris Bank N.A. (“BMO Harris Bank”), as custodian for the Aggregate Bond Fund, to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets were delivered in proper form to the Core Plus Bond Fund at the Effective Time, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Aggregate Bond Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by BMO Harris Bank, on behalf of the Aggregate Bond Fund, and retained by BMO Harris Bank, as custodian for the Core Plus Bond Fund. Such presentation shall be made for examination no later than five (5) business days preceding the Effective Time and shall be transferred and delivered by the Aggregate Bond Fund as of the Effective Time for the account of the Core Plus Bond Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. BMO Harris Bank, on behalf of the Aggregate Bond Fund, shall deliver to BMO Harris Bank, as custodian of the Core Plus Bond Fund, as of the Effective Time by book entry, in accordance with the customary practices of BMO Harris Bank and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Aggregate Bond Fund’s Assets are deposited, the Aggregate Bond Fund’s Assets deposited with such depositories. The cash to be transferred by the Aggregate Bond Fund shall be delivered by wire transfer of Federal funds at the Effective Time.

3.3 Share Records. The Company shall direct Boston Financial Data Services Inc., in its capacity as transfer agent for the Aggregate Bond Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Aggregate Bond Fund Shareholders and the number and percentage ownership of outstanding Aggregate Bond Fund Shares owned by each such Aggregate Bond Fund Shareholder immediately prior to the Closing. The Core Plus Bond Fund shall issue and deliver to the Company’s Secretary prior to the Effective Time a confirmation evidencing that the appropriate number of Core Plus Bond Fund Shares will be credited to the Aggregate Bond Fund at the Effective Time, or provide other evidence as of the Effective Time that such Core Plus Bond Fund Shares have been credited to the Aggregate Bond Fund’s accounts on the books of the Core Plus Bond Fund.

3.4 Postponement of Valuation Time. In the event that at the Valuation Time the NYSE or another primary trading market for portfolio securities of the Core Plus Bond Fund or the Aggregate Bond Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Company, accurate appraisal of the value of the net assets of the Aggregate Bond Fund or the Core Plus Bond Fund, respectively, is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 Representations and Warranties of the Aggregate Bond Fund. Except as has been fully disclosed to the Core Plus Bond Fund in a written instrument executed by an officer of the Company, the Aggregate Bond Fund represents and warrants to the Core Plus Bond Fund as follows:

4.1.1 The Aggregate Bond Fund is a duly established series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Wisconsin, with power under its Articles of Incorporation and Amended and Restated By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

4.1.2 The Company is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Aggregate Bond Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

4.1.3 No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Aggregate Bond Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act, and such as may be required under state securities laws.

Appendix A-3

4.1.4 The current prospectus, statement of additional information, shareholder reports, marketing, and other related materials of the Aggregate Bond Fund and each prospectus and statement of additional information of the Aggregate Bond Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

4.1.5 At the Effective Time, the Aggregate Bond Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Core Plus Bond Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof other than such restrictions as might arise under the 1933 Act.

4.1.6 The Aggregate Bond Fund is not engaged currently, and the execution, delivery, and performance of this Agreement will not result, in (i) a violation of Wisconsin law or a material violation of the Articles of Incorporation and Amended and Restated By-Laws, or of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Aggregate Bond Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which the Aggregate Bond Fund is a party or by which it is bound.

4.1.7 All material contracts or other commitments of the Aggregate Bond Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and other similar instruments) will terminate without liability or obligation to the Aggregate Bond Fund on or prior to the Effective Time.

4.1.8 Except as otherwise disclosed to and accepted by the Core Plus Bond Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Aggregate Bond Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Aggregate Bond Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

4.1.9 The Statement of Assets and Liabilities, Statements of Operations, and Changes in Net Assets, and Schedule of Investments of the Aggregate Bond Fund at August 31, 2012 have been audited by KPMG LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Core Plus Bond Fund) present fairly, in all material respects, the financial condition of the Aggregate Bond Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Aggregate Bond Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

4.1.10 Since August 31, 2012, there has not been any material adverse change in the Aggregate Bond Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Aggregate Bond Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Core Plus Bond Fund in writing. For the purposes of this subparagraph 4.1.10, a decline in net asset value per share of Aggregate Bond Fund Shares due to declines in market values of securities held by the Aggregate Bond Fund, the discharge of the Aggregate Bond Fund’s liabilities, or the redemption of the Aggregate Bond Fund’s shares by shareholders of the Aggregate Bond Fund shall not constitute a material adverse change.

4.1.11 At the Effective Time, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Aggregate Bond Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted with respect to such returns.

4.1.12 Since its first taxable year of operation (including the taxable year ending on the Closing Date), the Aggregate Bond Fund properly elected, and will continue to elect with respect to the taxable year ending on the Closing Date, to be treated as a “regulated investment company” under Subchapter M of the Code. The Aggregate Bond Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code in respect of each taxable year since its commencement of operations, will continue to meet such requirements at all times through the taxable year ending on the Closing Date, and will have distributed substantially all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and on or before the Closing Date will have declared dividends sufficient to distribute substantially all of its investment company taxable income and net capital gain for the taxable period ending on the Closing Date. The Aggregate Bond Fund has not at any time since its inception been liable

Appendix A-4

for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other tax liability (including, any foreign, state, or local tax liability) except as set forth and accrued on the Aggregate Bond Fund’s books. The Aggregate Bond Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Aggregate Bond Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder. All dividends paid by the Aggregate Bond Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 561 of the Code. The Aggregate Bond Fund (a) is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any penalties which could be imposed thereunder.

4.1.13 All of the issued and outstanding shares of the Aggregate Bond Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Aggregate Bond Fund, as provided in paragraph 3.3. The Aggregate Bond Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Aggregate Bond Fund, nor is there outstanding any security convertible into any of the Aggregate Bond Fund’s shares.

4.1.14 The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Aggregate Bond Fund, and this Agreement will constitute a valid and binding obligation of the Aggregate Bond Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

4.1.15 The Proxy Statement/Prospectus (as defined in paragraph 5.4), insofar as it relates to the Aggregate Bond Fund, will, at the Effective Time (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph 4.1.15 shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Core Plus Bond Fund for use therein.

4.2 Representations and Warranties of the Core Plus Bond Fund. Except as has been fully disclosed to the Aggregate Bond Fund in a written instrument executed by an officer of the Company, the Core Plus Bond Fund represents and warrants to the Aggregate Bond Fund as follows:

4.2.1 The Core Plus Bond Fund is a duly established series of the Company, which is a corporation duly organized, validly existing, and in good standing under the laws of the State of Wisconsin with power under its Articles of Incorporation and Amended and Restated By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

4.2.2 The Company is registered with the Commission as an open-end management investment company under the 1940 Act, and at the Effective Time the registration of the Core Plus Bond Fund Shares under the 1933 Act will be in full force and effect.

4.2.3 No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Core Plus Bond Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.

4.2.4 The current prospectus, statement of additional information, shareholder reports, marketing, and other related materials of the Core Plus Bond Fund and each prospectus and statement of additional information of the Core Plus Bond Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

4.2.5 At the Effective Time, the Core Plus Bond Fund will have good and marketable title to the Core Plus Bond Fund’s assets, free of any liens or other encumbrances.

4.2.6 The Core Plus Bond Fund is not engaged currently, and the execution, delivery, and performance of this Agreement will not result, in (i) a violation of Wisconsin law or a material violation of the Articles of Incorporation and Amended and Restated By-Laws or of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Core Plus Bond Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement,

Appendix A-5

indenture, instrument, contract, lease, judgment, or decree to which the Core Plus Bond Fund is a party or by which it is bound.

4.2.7 Except as otherwise disclosed to and accepted by the Aggregate Bond Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Core Plus Bond Fund’s knowledge, threatened against the Core Plus Bond Fund, or any of the Core Plus Bond Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Core Plus Bond Fund’s financial condition or the conduct of its business. The Core Plus Bond Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Core Plus Bond Fund’s business or its ability to consummate the transactions herein contemplated.

4.2.8 The Statement of Assets and Liabilities, Statements of Operations, and Changes in Net Assets, and Schedule of Investments of the Core Plus Bond Fund at August 31, 2012 have been audited by KPMG LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Aggregate Bond Fund) present fairly, in all material respects, the financial condition of the Core Plus Bond Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Core Plus Bond Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

4.2.9 Since August 31, 2012, there has not been any material adverse change in the Core Plus Bond Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Core Plus Bond Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Aggregate Bond Fund in writing. For the purposes of this subparagraph 4.2.9, a decline in net asset value per share of Core Plus Bond Fund Shares due to declines in market values of securities held by the Core Plus Bond Fund, the discharge of the Core Plus Bond Fund’s liabilities, or the redemption of the Core Plus Bond Fund’s shares by shareholders of the Aggregate Bond Fund shall not constitute a material adverse change.

4.2.10 At the Effective Time, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Core Plus Bond Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof to the best of the knowledge of the Core Plus Bond Fund, and no such return is currently under audit and no assessment has been asserted with respect to such returns.

4.2.11 Since its first taxable year of operations, the Core Plus Bond Fund properly elected to be treated as a “regulated investment company” under Subchapter M of the Code. The Core Plus Bond Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code in respect of each taxable year since its commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Core Plus Bond Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other tax liability (including, any foreign, state, or local tax liability) except as set forth and accrued on the Core Plus Bond Fund’s books. The Core Plus Bond Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Core Plus Bond Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder. All dividends paid by the Core Plus Bond Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 561 of the Code. The Core Plus Bond Fund (a) is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, and (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any penalties that could be imposed thereunder.

4.2.12 The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Core Plus Bond Fund, and this Agreement will constitute a valid and binding obligation of the Core Plus Bond Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

4.2.13 The Core Plus Bond Fund Shares to be issued and delivered to the Aggregate Bond Fund, for the account of the Aggregate Bond Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Core Plus Bond Fund Shares, will be fully paid and non-assessable by the Company and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws. The Core Plus Bond Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Core Plus Bond Fund, nor is there outstanding any security convertible into any of the Core Plus Bond Fund’s shares.

4.2.14 The Proxy Statement/Prospectus, insofar as it relates to the Core Plus Bond Fund and the Core Plus Bond Fund

Appendix A-6

Shares, will, and at the Effective Time (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph 4.2.14 shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Aggregate Bond Fund for use therein.

ARTICLE V

COVENANTS AND AGREEMENTS

5.1 Conduct of Business. The Core Plus Bond Fund and the Aggregate Bond Fund each will operate its business in the ordinary course consistent with the Company practice between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other dividend or distribution that may be advisable (except to the extent dividends or distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Section 6.3.5).

5.2 No Distribution of Core Plus Bond Fund Shares. The Aggregate Bond Fund covenants that the Core Plus Bond Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3 Information. The Aggregate Bond Fund will assist the Core Plus Bond Fund in obtaining such information as the Core Plus Bond Fund reasonably requests concerning the beneficial ownership of the Aggregate Bond Fund Shares.

5.4 Shareholder Meeting. With respect to the Aggregate Bond Fund, the Company has called or will call a meeting of the Aggregate Bond Fund’s shareholders to consider and act upon this Agreement and to take all other actions reasonably necessary to obtain the approval of the transaction contemplated herein, including approval for the Aggregate Bond Fund’s liquidating distribution of the Core Plus Bond Fund’s Shares contemplated hereby, and for the Aggregate Bond Fund to terminate its qualification, classification, and registration if requisite approvals are obtained with respect to the Aggregate Bond Fund. The Company, on behalf of the Aggregate Bond Fund, shall prepare the notice of meeting, the proxy statement of the Aggregate Bond Fund, and the prospectus of the Core Plus Bond Fund (collectively, “Proxy Statement/Prospectus”) to be used in connection with that meeting.

5.5 Other Necessary Action. Subject to the provisions of this Agreement, the Core Plus Bond Fund and the Aggregate Bond Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 Liquidating Distribution. As soon as is reasonably practicable after the Closing, the Aggregate Bond Fund will make a liquidating distribution to its respective shareholders consisting of the Core Plus Bond Fund Shares received at the Closing.

5.7 Best Efforts. The Core Plus Bond Fund and the Aggregate Bond Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article VI to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8 Other Instruments. The Aggregate Bond Fund and the Core Plus Bond Fund, each covenant that it will, from time to time, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a) the Aggregate Bond Fund, title to and possession of the Core Plus Bond Fund Shares to be delivered hereunder, and (b) the Core Plus Bond Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9 Regulatory Approvals. The Core Plus Bond Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Effective Time.

5.10 Tax Free Reorganization. It is the parties’ intention that the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. No party shall take any action or cause any action to be taken (including the filing of a tax return) that is inconsistent with that treatment or results in the failure of the Reorganization to qualify as such a reorganization.

ARTICLE VI

CONDITIONS PRECEDENT

Appendix A-7

6.1 Conditions Precedent to Obligations of Aggregate Bond Fund. The obligations of the Aggregate Bond Fund, to consummate the transactions provided for herein shall be subject, at the Company’s election, to the following conditions:

6.1.1 All representations and warranties of the Core Plus Bond Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

6.1.2 The Core Plus Bond Fund shall have delivered to the Aggregate Bond Fund a certificate executed in the name of the Core Plus Bond Fund by its President or Vice President and its Treasurer or Assistant Treasurer, dated as of the Effective Time, to the effect that the representations and warranties of the Company, on behalf of the Core Plus Bond Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Company shall reasonably request.

6.1.3 The Core Plus Bond Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Core Plus Bond Fund, on or before the Effective Time.

6.1.4 The Aggregate Bond Fund and the Core Plus Bond Fund shall have agreed on the number of full and fractional Core Plus Bond Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

6.2 Conditions Precedent to Obligations of Core Plus Bond Fund. The obligations of the Core Plus Bond Fund to complete the transactions provided for herein shall be subject, at the Company’s election, to the following conditions:

6.2.1 All representations and warranties of the Aggregate Bond Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

6.2.2 The Company shall have delivered to the Core Plus Bond Fund a statement of the Aggregate Bond Fund’s Assets and Liabilities, as of the Effective Time, which is prepared in accordance with GAAP and certified by the Treasurer of the Company.

6.2.3 The Aggregate Bond Fund shall have delivered to the Core Plus Bond Fund a certificate executed in the name of the Aggregate Bond Fund by its President or Vice President and its Treasurer or Assistant Treasurer, dated as of the Effective Time, to the effect that the representations and warranties of the Aggregate Bond Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Company shall reasonably request.

6.2.4 The Aggregate Bond Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Aggregate Bond Fund, on or before the Effective Time.

6.2.5 The Aggregate Bond Fund and the Core Plus Bond Fund shall have agreed on the number of full and fractional Core Plus Bond Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

6.3 Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, the Aggregate Bond Fund or the Core Plus Bond Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

6.3.1 The Agreement and the transactions contemplated herein shall have been approved by the Board of Directors of the Company and certified copies of the resolutions evidencing such approval shall have been delivered to the Core Plus Bond Fund. Notwithstanding anything herein to the contrary, the Company, on behalf of either the Aggregate Bond Fund or the Core Plus Bond Fund, respectively, may not waive the conditions set forth in this paragraph 6.3.1.

6.3.2 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the shareholders of the Aggregate Bond Fund in accordance with Wisconsin law and the provisions of the Aggregate Bond Fund’s Articles of Incorporation and Amended and Restated Bylaws. Notwithstanding anything herein to the contrary, the Company, on behalf of either the Aggregate Bond Fund or the Core Plus Bond Fund, respectively, may not waive the conditions set forth in this paragraph 6.3.2.

6.3.3 At the Effective Time, no action, suit, or other proceeding shall be pending or, to the knowledge of the Company, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

6.3.4 All consents of other parties and all other consents, orders, and permits of Federal, state, and local regulatory authorities deemed necessary by the Company to permit consummation, in all material respects, of the transactions contemplated

Appendix A-8

hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Core Plus Bond Fund or the Aggregate Bond Fund, provided that either party hereto may for itself waive any of such conditions.

6.3.5 The Company shall have received an opinion of Godfrey & Kahn, S.C., as to federal income tax matters substantially to the effect that, based on the facts, representations, assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a) The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code, and the Aggregate Bond Fund and the Core Plus Bond Fund will each be a party to a reorganization within the meaning of Section 368(b) of the Code.

(b) No gain or loss will be recognized by the Aggregate Bond Fund upon the transfer of all of its assets to the Core Plus Bond Fund in exchange solely for the Core Plus Bond Fund Shares and the assumption by the Core Plus Bond Fund of the Aggregate Bond Fund’s liabilities, or upon the distribution of the Core Plus Bond Fund Shares to the Aggregate Bond Fund’s shareholders in exchange for their shares of the Aggregate Bond Fund in complete liquidation of the Aggregate Bond Fund, except for (1) any gain or loss recognized on (i) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (ii) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (2) any other gain or loss required to be recognized by reason of the Reorganization (i) as a result of the closing of the tax year of the Aggregate Bond Fund, (ii) upon termination of a position, or (iii) upon the transfer of an asset regardless of whether such transfer would otherwise be a nontaxable transaction under the Code.

(c) No gain or loss will be recognized by the Core Plus Bond Fund upon the receipt by it of all of the assets of the Aggregate Bond Fund in exchange solely for Core Plus Bond Fund Shares and the assumption by the Core Plus Bond Fund of the liabilities of the Aggregate Bond Fund.

(d) The aggregate tax basis of the assets of the Aggregate Bond Fund received by the Core Plus Bond Fund will be the same as the aggregate tax basis of such assets to the Aggregate Bond Fund immediately prior to the Reorganization.

(e) The holding period of the assets of the Aggregate Bond Fund received by the Core Plus Bond Fund, other than any asset with respect to which gain or loss is required to be recognized as described in (b), above, will include the holding period of those assets in the hands of the Aggregate Bond Fund immediately prior to the Reorganization.

(f) No gain or loss will be recognized by the shareholders of the Aggregate Bond Fund upon the exchange of their Aggregate Bond Fund Shares solely for the Core Plus Bond Fund Shares (including fractional shares to which they may be entitled).

(g) The aggregate adjusted tax basis of the Core Plus Bond Fund Shares received by the shareholders of the Aggregate Bond Fund (including fractional shares to which they may be entitled) pursuant to the Reorganization will be the same as the aggregate adjusted tax basis of the Aggregate Bond Fund Shares held by the Aggregate Bond Fund’s shareholders immediately prior to the Reorganization.

(h) The holding period of the Core Plus Bond Fund Shares received by the Aggregate Bond Fund’s shareholders (including fractional shares to which they may be entitled) will include the holding period of the Aggregate Bond Fund Shares surrendered in exchange therefore, provided that the Aggregate Bond Fund Shares were held as a capital asset at time of the exchange.

Such opinion shall be based on customary assumptions, limitations and such representations as Godfrey & Kahn, S.C., may reasonably request, and the Aggregate Bond Fund and Core Plus Bond Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3.5.

6.3.6 BMO Harris Bank shall have delivered such certificates or other documents as set forth in paragraph 3.2.

6.3.7 The Transfer Agent shall have delivered to the Company a certificate of its authorized officer as set forth in paragraph 3.3.

6.3.8 The Core Plus Bond Fund shall have issued and delivered to the Secretary on behalf of the Aggregate Bond Fund the confirmation as set forth in paragraph 3.3.

6.3.9 Each party shall have delivered to the other such bills of sale, checks, assignments, receipts, or other documents as reasonably requested by such other party or its counsel.

6.3.10 The Aggregate Bond Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for

Appendix A-9

the deduction for dividends paid under Section 562, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carry-forward, for its taxable year ending on the Closing Date.

ARTICLE VII

INDEMNIFICATION

7.1 Indemnification by the Core Plus Bond Fund. The Company, solely out of the Core Plus Bond Fund’s assets and property, agrees to indemnify and hold harmless the Aggregate Bond Fund, and its directors and officers (the “Company Aggregate Bond Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities, or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Company Aggregate Bond Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability, or expense (or actions with respect thereto) arises out of or is based on any breach by the Core Plus Bond Fund of any of its representations, warranties, covenants, or agreements set forth in this Agreement.

7.2 Indemnification by the Aggregate Bond Fund. The Company, solely out of the Aggregate Bond Fund’s assets and property, agrees to indemnify and hold harmless the Core Plus Bond Fund, and its directors and officers (the “Company Core Plus Bond Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities, or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Company Core Plus Bond Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability, or expense (or actions with respect thereto) arises out of or is based on any breach by the Aggregate Bond Fund of any of its representations, warranties, covenants, or agreements set forth in this Agreement.

7.3 Liability of the Company. The Company understands and agrees that the obligations of either the Aggregate Bond Fund or the Core Plus Bond Fund under this Agreement shall not be binding upon any director, shareholder, nominee, officer, agent or employee of the Company personally, but binds only the Aggregate Bond Fund and the Aggregate Bond Fund’s property or the Core Plus Bond Fund and the Core Plus Bond Fund’s property. Moreover, no series of the Company other than the Aggregate Bond Fund or Core Plus Bond Fund shall be responsible for the obligations of the Company hereunder, and all persons shall look only to the assets of the Aggregate Bond Fund to satisfy the obligations of the Aggregate Bond Fund and to the assets of the Core Plus Bond Fund to satisfy the obligations of the Core Plus Bond Fund hereunder. The Company represents that it has notice of the provisions of the Articles of Incorporation of the Company disclaiming such shareholder and director liability for acts or obligations of the Aggregate Bond Fund or Core Plus Bond Fund.

ARTICLE VIII

BROKERAGE FEES AND EXPENSES

8.1 No Broker or Finder Fees. The Core Plus Bond Fund and the Aggregate Bond Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

8.2 Expenses of Reorganization. The expenses relating to the proposed Reorganization, whether or not consummated, will be borne by BMO Asset Management Corp. The costs of the Reorganization shall include, but not be limited to: costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing, printing and distributing the Proxy Statement/Prospectus covering the solicitation of proxies to approve the transactions contemplated by this Agreement, and winding down the operations and terminating the existence of the Aggregate Bond Fund; legal fees of counsel to each of the Aggregate Bond Fund and Core Plus Bond Fund, including those incurred in connection with the preparation of legal opinions, and accounting fees with respect to the Reorganization and the Proxy Statement/Prospectus; and all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

ARTICLE IX

AMENDMENTS AND TERMINATION

9.1 Amendments. This Agreement may be amended, modified, or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company or the Company, on behalf of either the Aggregate Bond Fund or the Core Plus Bond Fund, respectively; provided, however, that following the approval of this Agreement by the Board of Directors of the Aggregate Bond Fund pursuant to paragraph 6.3.1 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Core Plus Bond Fund Shares to be issued to the Aggregate Bond Fund Shareholders under

Appendix A-10

this Agreement to the detriment of such shareholders without the Board of Directors’ further approval.

9.2 Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Directors of the Company on behalf of the Aggregate Bond Fund or the Core Plus Bond Fund, respectively, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of Directors, make proceeding with the Agreement inadvisable.

ARTICLE X

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to the Company:

BMO Funds, Inc.

111 East Kilbourn Avenue, Suite 200

Milwaukee, WI 53202

Attention: John M. Blaser, President

With copies (which shall not constitute notice) to:

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

Attention: Michael P. O’Hare, Esq.

If to BMO Asset Management Corp.:

BMO Asset Management Corp.

115 South LaSalle Street

Chicago, IL 60603

Attention: Chief Operating Officer

ARTICLE XI

MISCELLANEOUS

11.1 Entire Agreement. The Company agrees that it has not made any representation, warranty, or covenant, on behalf of either the Core Plus Bond Fund or the Aggregate Bond Fund, respectively, not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2 Survival. The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification of the Aggregate Bond Fund and Core Plus Bond Fund contained in paragraphs 7.1 and 7.2, shall survive the Closing.

11.3 Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Wisconsin without regard to its principles of conflicts of laws.

11.5 Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the [            ] day of [            ], 2013.

Appendix A-11

BMO FUNDS, INC.	BMO FUNDS, INC.
ON BEHALF OF THE BMO AGGREGATE BOND FUND	ON BEHALF OF THE BMO TCH CORE PLUS BOND FUND

By:	By:

Name:	Name:

Title:	Title:

Solely for purposes of paragraph 8.2

BMO ASSET MANAGEMENT CORP.

By:

Name:

Title:

Appendix A-12

Appendix B

SHAREHOLDER INFORMATION FOR THE CORE PLUS BOND FUND

The following is intended to provide shareholders with a more complete discussion of the purchase, redemption and exchange policies of the Company (including, without limitation, the Core Plus Bond Fund) noted in the above summary section, as well as other account and transaction policies.

How to Contact the Funds

BY PHONE OR INTERNET	BY MAIL
1-800-236-FUND (1-800-236-3863) www.bmofundsus.com	Regular Mail BMO Funds P.O. Box 1348 Milwaukee, WI 53201-1348 Registered/Overnight Mail: BMO Funds 111 East Kilbourn Avenue, Suite 200 Milwaukee, WI 53202

General Information

You may purchase shares of a Fund or sell (redeem) shares on any day that the New York Stock Exchange (“NYSE”) is open for regular session trading. The NYSE is closed on most national holidays and Good Friday.

Only adult U.S. citizens/residents or a U.S. entity may invest in the BMO Funds, as long as they have a valid U.S. taxpayer identification (social security or employer identification) number. You may not place transactions in your account for the benefit of any person other than yourself (except for a transfer of shares to another account). If the Funds determine that the registered owner of an account has permitted another person or entity who is not the registered or beneficial owner of the account to hold shares through that account, the Funds may reject future purchases in that account and any related accounts.

Shares of the Funds are qualified for sale only in the U.S. and its territories and possessions. The Funds generally do not sell shares to investors residing outside the U.S., even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

When and How NAV is Determined

When you deliver your transaction request in proper form and it is accepted by the BMO Funds, or its authorized agent, your transaction is processed at the next determined net asset value (NAV). The NAV is calculated for each of the Funds at the end of regular trading (normally 3:00 p.m. Central Time) each day the NYSE is open. All purchase orders received in proper form and accepted by the time a Fund’s NAV is calculated will receive that day’s NAV, regardless of when the order is processed.

Each class’s NAV per share is the value of a single share of the class. It is computed for each class of a Fund by totaling the class’s pro rata share of the value of the Fund’s investments, cash, and other assets, subtracting the class’s pro rata share of the value of the Fund’s general liabilities and the liabilities specifically allocated to the class, then dividing the result by the number of shares of that class outstanding. For purposes of calculating the NAV, securities transactions and shareholder transactions are accounted for no later than one business day after the trade date.

In determining the NAV for the Funds, listed equity securities are valued each trading day at the last sale price or official closing price reported on a national securities exchange, including NASDAQ. Securities listed on a foreign exchange are valued each trading day at the last closing price on the principal exchange on which they are traded immediately prior to the time for determination of NAV or at fair value as discussed below.

Appendix B-1

Equity securities without a reported trade, U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities with maturities of 60 days or more, unlisted securities, and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Fixed income securities that are not exchange traded are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Fixed income securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value. Investments in other open-end registered investment companies are valued at net asset value.

Securities or other assets for which market valuations are not readily available, or are deemed to be inaccurate, are valued at fair value as determined in good faith using methods approved by the Board. The Board oversees a Pricing Committee, which is responsible for determinations of fair value, subject to the supervision of the Board. In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments. It is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security and the difference may be material to the NAV of the respective Fund.

Certain securities held by the Fund may be listed on foreign exchanges that trade on days when the Fund does not calculate its NAV. As a result, the market value of the Fund’s investments may change on days when you cannot purchase or sell Fund shares. In addition, a foreign exchange may not value its listed securities at the same time that the Fund calculates its NAV. Most foreign markets close well before the Fund values its securities, generally 3:00 p.m. (Central Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may occur in the interim, which may affect a security’s value.

Minimum Investments

To purchase shares of the Fund, you must make at least the minimum initial investment (or subsequent investment) as shown in the table below. The minimum investment requirements may be waived from time to time.

Class Y

•	To open an account—$1,000

•	To add to an account (including through a Systematic Investment Program)—$50

Class I

•	To open an account—$2,000,000

An account may be opened with a smaller amount as long as the minimum investment is reached within 90 days. In certain circumstances, the minimum investments listed in the table may be waived or lowered at the Funds’ discretion. You may meet the minimum investment amount for Class I shares by aggregating multiple accounts with common ownership or discretionary control within a Fund, including accounts held at Authorized Dealers. If approved in advance by Fund management, clients of a financial adviser or institutional consultant may qualify to purchase Class I shares if the aggregate amount invested by the adviser or consultant in a Fund meets the minimum investment amount. Different minimums may apply to accounts opened through third parties. Call your Authorized Dealer for any additional limitations.

Appendix B-2

The minimum investment for Class I shares does not apply to current employees of BMO Financial Corp. and its affiliates, or to the directors of the BMO Funds, provided such persons purchase shares directly from the BMO Funds. Persons investing in Class I shares in this manner are not eligible to participate in the Systematic Investment Program.

How to Buy Shares

You may purchase shares through a broker/dealer, investment professional, or financial institution (Authorized Dealers). Some Authorized Dealers may charge a transaction fee for this service. You also may also purchase shares directly from the Funds by the methods described in the Prospectus under the “Fund Purchase Easy Reference Table” and by sending your payment to the Funds by check or wire. Clients of BMO Harris Bank N.A. may purchase shares by contacting their account officer. In connection with opening an account, you will be requested to provide information that will be used by the Funds to verify your identity.

BUYING SHARES	HOW TO OPEN AN ACCOUNT	HOW TO ADD TO AN ACCOUNT
THROUGH AUTHORIZED DEALERS	Contact your authorized dealer.	Contact your authorized dealer.

BY PHONE	1-800-236-FUND (3863) • Contact BMO Funds U.S. Services. • Complete an application for a new account.

Once you have opened an account and if you authorized telephone privileges on your account application or by subsequently completing an authorization form, you may purchase additional shares or exchange shares from another BMO Fund having an identical shareholder registration.

BY MAIL	Send your completed account application and check payable to “BMO Funds” to the following address: BMO Funds U.S. Services P.O. Box 55931 Boston, MA 02205-5931	Send you check payable to “BMO Funds” to the following address: BMO Funds U.S. Services P.O. Box 55931 Boston, MA 02205-5931 Indicate your account number on the check.

Appendix B-3

BUYING SHARES	HOW TO OPEN AN ACCOUNT	HOW TO ADD TO AN ACCOUNT

BY WIRE

•   Notify BMO Funds U.S. Services and request wire instructions at 1-800-236-FUND (3863).

•   Mail a completed account application to the Fund at the address above under “Mail.”

•   Your bank may charge a fee for wiring funds. Wire orders are accepted only on days when the Fund and the Federal Reserve wire system are open for business.

Wire funds to BMO Funds per wire transfer instructions. Include your account number with instructions.

THROUGH SYSTEMATIC INVESTMENT PROGRAM

•   You can have money automatically withdrawn from your checking account ($50 minimum) on predetermined dates and invest it in a Fund at the next Fund share price determined after BMO Funds U.S. Services receives the order.

•   Call BMO Funds U.S. Services at 1-800-236-FUND (3863) to apply for this program.

You may also purchase Fund shares at www.bmofundsus.com.

General Notes for Buying Shares

You are not the owner of Fund shares (and therefore will not receive distributions) until payment for the shares is received in “good funds.” Wires are generally “good funds” on the day received and checks are “good funds” when deposited with the Funds’ custodian, normally the next business day after receipt. Checks sent to the BMO Funds to purchase shares must be made payable to the “BMO Funds.”

If you purchase shares of a Fund through a program of services offered or administered by an Authorized Dealer or other service provider, you should read the program materials, including information relating to fees, in conjunction with the Fund’s Prospectus. Certain features of a Fund may not be available or may be modified in connection with the program of services provided.

How to Redeem/Exchange Shares

BY PHONE OR INTERNET

Phone 1-800-236-FUND (3863)

•   Contact BMO Funds U.S. Services.

•   If you have authorized the telephone redemption privilege in your account application or by a subsequent authorization form, you may redeem shares by telephone.

•   Not available to retirement accounts, for which redemptions must be done in writing.

•   You may redeem Fund shares at www.bmofundsus.com.

Appendix B-4

BY MAIL

•   Send in your written request to the following address, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem to:

BMO Funds U.S. Services

P.O. Box 55931

Boston, MA 02205-5931

•   For additional assistance, call BMO Funds U.S. Services at 1-800-236-FUND (3863).

BY WIRE

•   Upon written request sent to the address above under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired directly to a domestic commercial bank previously designated by you in your account application or by subsequent form.

•   Wires of redemption proceeds will only be made on days on which the Funds and the Federal Reserve wire system are open for business.

•   Wire-transferred redemptions may be subject to an additional fee imposed by the bank receiving the wire.

THROUGH SYSTEMATIC WITHDRAWAL PLAN

•   If you have a Fund account balance of at least $10,000, you can have predetermined amounts of at least $100 automatically redeemed from your Fund account on predetermined dates on a monthly or quarterly basis.

•   Contact BMO Funds U.S. Services to apply for this program.

General Notes for Redeeming Shares

You may redeem your Fund shares by several methods, described above, or through an Authorized Dealer. You should note that redemptions will be made only on days when a Fund computes its NAV. When your redemption request is received in proper form, it is processed at the next determined NAV.

Clients of BMO Harris Bank should contact their account officer to make redemption requests. Telephone or written requests for redemptions must be received in proper form, as described below, and can be made through BMO Funds U.S. Services or any Authorized Dealer. It is the responsibility of BMO Funds U.S. Services, any Authorized Dealer or other service provider to promptly submit redemption requests to a Fund.

Redemption requests for the Funds must be received in proper form by the close of trading on the NYSE, generally 3:00 p.m. (Central Time), for shares to be redeemed at that day’s NAV. Different cut-off times for redemption requests through an Authorized Dealer may be imposed. Please contact your Authorized Dealer for more information.

All redemption requests received in proper form by the time a Fund’s NAV is calculated will receive that day’s NAV, regardless of when the request is processed. Redemption proceeds will normally be mailed, or wired if by written request, the following business day, but in no event more than seven days, after the request is made.

You may be charged a transaction fee if you redeem Fund shares through an Authorized Dealer or service provider (other than BMO Funds U.S. Services or BMO Harris Bank), or if you are redeeming by wire. Consult your Authorized Dealer or service provider for more information, including applicable fees. You will be charged a 2.00% short-term redemption fee on shares that have been held for less than 30 days when redeemed (other than shares acquired through reinvestments of capital gain or net income distributions), determined on a first-in, first-out basis.

Appendix B-5

Exchange Privileges

You may exchange shares of a Fund for shares of the same class of any of the other BMO Funds free of charge, provided you meet the investment minimum of the Fund and you reside in a jurisdiction where Fund shares may be lawfully offered for sale. An exchange, if less than 30 days after purchase, may be subject to a 2.00% short-term redemption fee. An exchange is treated as a redemption and a subsequent purchase, and is therefore a taxable transaction for federal income tax purposes.

Signatures must be guaranteed if you request an exchange into another Fund with a different shareholder registration. The exchange privilege may be modified or terminated at any time.

If you have completed the telephone authorization section on your account application or an authorization form obtained through BMO Funds U.S. Services, you may telephone instructions to BMO Funds U.S. Services to exchange between Fund accounts that have identical shareholder registrations. Customers of broker/dealers, financial institutions, or service providers should contact their account representatives. Telephone exchange instructions must be received by the Funds before the close of trading on the NYSE, generally 3:00 p.m. (Central Time), for shares to be exchanged at the NAV calculated that day and to receive a dividend of the Fund into which you exchange, if applicable.

The Funds will record your telephone instructions. The Funds will not be liable for losses due to unauthorized or fraudulent telephone instructions as long as reasonable security procedures are followed. You will be notified of changes to telephone transaction privileges.

Frequent Traders. The Funds’ management or the Adviser may determine from the amount, frequency, and pattern of exchanges or redemptions that a shareholder is engaged in excessive trading that is detrimental to a Fund or its other shareholders. Such short-term or excessive trading into and out of a Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative, and other expenses, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders.

The Board has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the Market Timing Policy). Pursuant to the Market Timing Policy, a Fund may decline to accept an application or may reject a purchase request, including an exchange, from an investor who, in the sole judgment of the Adviser, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The Funds, the Adviser, and affiliates thereof are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

•	Each Fund monitors and enforces the Market Timing Policy through:

•	the termination of a shareholder’s purchase and/or exchange privileges;

•	selective monitoring of trade activity; and

•

the imposition of a 2.00% short-term redemption fee for redemptions or exchanges of shares of a Fund, if applicable to such Fund, within 30 days after purchase of such shares, determined on a first in, first out basis.

The redemption fee is deducted from redemption proceeds and is paid directly to the Fund.

A redemption of shares acquired as a result of reinvesting distributions is not subject to the redemption fee. The redemption fee may not apply to shares redeemed in the case of death, through an automatic, nondiscretionary rebalancing or asset allocation program, trade error correction, and involuntary redemptions imposed by the Fund or a financial intermediary. In addition, the redemption fee will not apply to certain transactions in retirement accounts, (e.g., IRA accounts and qualified employee benefit

Appendix B-6

plans), disability or hardship, forfeitures, required minimum distributions, systematic withdrawals, shares purchased through a systematic purchase plan, return of excess contributions, and loans. The Funds’ officers may, in their sole discretion, authorize waivers of the short-term redemption fee in other limited circumstances that do not indicate market timing strategies. All waivers authorized by the officers are reported to the Board.

Account and Transaction Policies

Redemption proceeds normally are wired or mailed within one business day after accepting a request in proper form. However, delivery of payment may be delayed up to seven days:

•	to allow your purchase payment to clear;

•	during periods of market volatility; or

•	when a shareholder’s trade activity or amount adversely impacts a Fund’s ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from a Fund. If those checks are undeliverable and returned to a Fund, the proceeds will be reinvested in shares of the Funds that were redeemed.

Signature Guarantees. In the following instances, you must have a signature guarantee on written redemption requests:

•	when you want a redemption to be sent to an address other than the one you have on record with a Fund;

•	when you want the redemption payable to someone other than the shareholder of record; or

•	when your redemption is to be sent to an address of record that was changed within the last 30 days.

Your signature can be guaranteed by any federally insured financial institution (such as a bank or credit union) or a broker/dealer that is a domestic stock exchange member, but not by a notary public.

Important Information About Procedures for Opening a New Account. The Funds are required to comply with various anti-money laundering laws and regulations. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including mutual funds, to obtain, verify, and record information that identifies each person who opens an account. Consequently, when you open an account, the Funds must obtain certain personal information, including your full name, address, date of birth, social security number, and other information that will allow the Funds to identify you. The Funds also may ask for other identifying documents or information.

If you do not provide this information, the Funds may be unable to open an account for you and your purchase order will not be in proper form. In the event the Funds are unable to verify your identity from the information provided, the Funds may, without prior notice to you, close your account within five business days and redeem your shares at the NAV next determined after the account is closed. Any delay in processing your order due to your failure to provide all required information will affect the purchase price you receive for your shares. The Funds are not liable for fluctuations in value experienced as a result of such delays in processing. If at any time the Funds detect suspicious behavior or if certain account information matches government lists of suspicious persons, the Funds may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report, or may take other appropriate action.

Right to Reject Purchases. Each Fund reserves the right to reject any purchase request.

Redemption In-Kind. The Funds have reserved the right to pay the redemption price in whole or in part by a distribution of a Fund’s portfolio securities. This means that the Funds are obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1.00% of a Fund’s net assets represented by such share class during any 90-day period. Generally, any share redemption payment greater than this amount will be paid in cash unless the Adviser determines that payment should be in kind. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

Appendix B-7

Accounts with Low Balances. Due to the high cost of maintaining accounts with low balances, a Fund may redeem your Class Y shares and pay you the proceeds if your account balance falls below the required minimum value of $1,000. Similarly, your Class I shares may be converted to Class Y shares if your account balance falls below the required minimum of $2,000,000. Before shares are redeemed to close an account or converted from Class I shares to Class Y shares, you will be notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement.

Payments to Financial Intermediaries. From time to time, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors, the distributor or their affiliates may enter into arrangements with each other or with brokers or other financial intermediaries pursuant to which such parties agree to perform administrative or other services on behalf of their clients who are Fund shareholders. Pursuant to these arrangements, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors, the distributor or their affiliates may make payments to each other or to brokers or other financial intermediaries from their own resources (including shareholder services fees paid by the Funds to the Adviser) for services provided to clients who hold Fund shares. In addition, the Adviser or an affiliate may make payments to a financial intermediary, including affiliates such as BMO Harris Financial Advisors, based on the value of Fund shares held through the affiliate or intermediary, to compensate it for introducing new shareholders to the Funds, and for other services. These payments may vary in amount and generally range from 0.05% to 0.40%. For its services, BMO Harris Financial Advisors will receive special cash compensation based on the value of Fund shares invested through certain intermediaries for a designated time period. The receipt of (or prospect of receiving) such payments or compensation may provide the affiliate or intermediary and its salespersons with an incentive to favor sales of Fund shares, or certain classes of those shares, over other investment alternatives. You may wish to consider whether such arrangements exist when evaluating recommendations from the affiliate or intermediary.

Distributions of Net Investment Income and Net Capital Gains. Distributions of net investment income, if any, of the Funds are declared daily and paid monthly. Provided that your order is received in proper form, payment in “good funds” is received and your order is accepted by the time a Fund’s NAV is calculated, you will receive distributions declared that day. You will continue to receive distributions declared through, and including, the day you redeem your shares.

In addition, the Funds distribute net capital gains, if any, at least annually. If capital gains or losses were realized by a Fund, they could result in an increase or decrease in such Fund’s distributions. Your distributions of net investment income and net capital gains will be automatically reinvested in additional shares of the same class of the same Fund unless you elect cash payments. If you elect cash payments and the payment is returned as undeliverable, your cash payment will be reinvested in shares of the Fund and your distribution option will convert to automatic reinvestment. If any distribution check remains uncashed for six months, the check amount will be reinvested in shares and you will not accrue any interest or distributions on this amount prior to the reinvestment. Distributions of net investment income and net capital gains are treated the same for federal income tax purposes whether received in cash or in additional shares.

Federal Income Tax. The Funds send you an annual statement of your account activity to assist you in completing your federal, state, and local tax returns. Fund distributions of investment company taxable income and net capital gains are treated the same for federal income tax purposes whether paid in cash or reinvested in the Fund. Distributions from the Funds’ investment company taxable income (which includes but is not limited to dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income, unless such distributions are attributable to and reported as “qualified dividend income” eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding periods and other requirements are satisfied. Distributions of the Funds’ net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, regardless of how long you may have held shares of the Funds. Fund distributions are expected to primarily consist of investment company taxable income.

Appendix B-8

Certain individuals, trusts, and estates may be subject to a Medicare tax of 3.8% (in addition to regular income tax). The Medicare tax is imposed on the lesser of the taxpayer’s (i) investment income, net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). The Funds’ distributions are includable in a shareholder’s investment income for purposes of this Medicare tax. In addition, any capital gain realized on the sale, redemption, or exchange of Fund shares is includable in a shareholder’s investment income for purposes of this Medicare tax.

Distributions declared by a Fund during October, November or December to shareholders of record and paid by January 31 of the following year are treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.

Your sale, redemption, or exchange of Fund shares may result in a taxable capital gain or loss to you for federal income tax purposes, depending on whether the redemption proceeds (including in-kind proceeds) are more or less than your basis in the sold, redeemed or exchanged shares. The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year, and if held for one year or less, as short-term capital gain or loss. Any loss arising from the sale, redemption, or exchange of Fund shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gains received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales, or similar transactions is not counted. If you purchase Fund shares within thirty days before or after selling, redeeming, or exchanging other shares of the same Fund at a loss, all or part of your loss will not be deductible and will instead increase the basis of the new shares to preserve the loss until a future sale, redemption, or exchange.

If you do not furnish a Fund with your correct social security number or taxpayer identification number, if you fail to make certain required certifications, and/or if the Fund receives notification from the Internal Revenue Service (“IRS”) requiring backup withholding, the Fund is required by federal law to withhold federal income tax from your distributions (including distributions of tax-exempt interest) and redemption proceeds, at the rate set forth in the Internal Revenue Code of 1986, as amended (the “Code”). Backup withholding is not an additional tax. Any amounts withheld may be credited against your federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

This section is not intended to be a full discussion of the federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign, or local tax considerations applicable to a particular investor. Please consult your own tax advisor regarding federal, state, foreign and local tax considerations.

Portfolio Holdings. A description of each Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the Funds’ SAI.

Appendix B-9

Appendix C

FINANCIAL HIGHLIGHTS

It is anticipated that following the Reorganization, the Core Plus Bond Fund will be the accounting survivor. The following financial highlights tables are intended to help you understand the Core Plus Bond Fund’s financial performance for the periods shown below. Certain information reflects financial results for a single Fund share outstanding for the entire period. The total return presented in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund for the stated period (assuming reinvestment of all Fund distributions). The financial highlights for the fiscal years ended August 31, 2011 and August 31, 2012 were derived from financial statements audited by KPMG, LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report. The information from the years prior to August 31, 2011 was derived from financial statements audited by a different firm. All unaudited interim financial statements reflect all adjustments that are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. In addition, all such adjustments are of a normal recurring nature. This information should be read in conjunction with the Fund’s annual report for the fiscal year ended August 31, 2012 and the Fund’s semi-annual report for the six months ended February 28, 2013, which are available free of charge, upon request by contacting the Company.

Core Plus Bond Fund – Class Y		Years Ended August 31,			Period Ended August 31,(1)
	Six Months Ended February 28, 2013 (unaudited)	2012	2011	2010	2009
Net asset value, beginning of period	$11.90	$11.41	$11.44	$10.81	$10.00

Income (loss) from investment operations:
Net investment income	$0.16	$0.40	$0.46	$0.40	$0.25
Net gains (losses) on securities (both realized and unrealized)	$0.24	$0.61	$0.22	$0.68	$0.82
Total from investment operations	$0.40	$1.01	$0.68	$1.08	$1.07

Less distributions:
Distributions from net investment income	$(0.17)	$(0.44)	$(0.48)	$(0.44)	$(0.26)
Distributions from capital gains	$(0.28)	$(0.08)	$(0.23)	$(0.01)	—
Total distributions	$(0.45)	$(0.52)	$(0.71)	$(0.45)	$(0.26)
Net asset value, end of period	$11.85	$11.90	$11.41	$11.44	$10.81
Total return(2)	3.28%	9.23%	6.18%	10.19%	10.83%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$240,495	$94,648	$62.121	$39,776	$21,057
Ratio of net expenses to average net assets(3)	0.68%	0.77%	0.80%	0.80%	0.80%
Expense waiver(4)	0.05	—	0.04	0.17	0.32
Ratio of net investment income (loss) to average net assets(3)	2.46%	3.43%	4.03%	3.58%	4.02%
Portfolio turnover rate(2)	35%	84%	48%	72%	26%

(1)	The Fund’s inception date is December 22, 2008.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	The contractual and voluntary expense waivers are reflected in both the expense and net investment income (loss) ratios.

Appendix C-1

Core Plus Bond Fund – Class I		Years Ended August 31,			Period Ended August 31,(1)
	Six Months Ended February 28, 2013 (unaudited)	2012	2011	2010	2009
Net asset value, beginning of period	$11.90	$11.41	$11.44	$10.81	$10.00

Income (loss) from investment operations:
Net investment income	$0.17	$0.43	$0.49	$0.42	$0.26
Net gains (losses) on securities (both realized and unrealized)	$0.23	$0.61	$0.21	$0.68	$0.83
Total from investment operations	$0.40	$1.04	$0.70	$1.10	$1.09

Less distributions:
Distributions from net investment income	$(0.18)	$(0.47)	$(0.50)	$(0.46)	$(0.28)
Distributions from capital gains	$(0.28)	$(0.08)	$(0.23)	$(0.01)	—
Total distributions	$(0.46)	$(0.55)	$(0.73)	$(0.47)	$(0.28)
Net asset value, end of period	$11.84	$11.90	$11.41	$11.44	$10.81
Total return(2)	3.39%	9.41%	6.45%	10.46%	11.04%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$145,618	$63,697	$47,398	$35,851	$33,067
Ratio of net expenses to average net assets(3)	0.48%	0.52%	0.55%	0.55%	0.55%
Expense waiver(4)	—	—	0.04	0.17	0.32
Ratio of net investment income (loss) to average net assets(3)	2.59%	3.68%	4.28%	3.84%	3.73%
Portfolio turnover rate(2)	35%	84%	48%	72%	26%

(1)	The Fund’s inception date is December 22, 2008.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	The contractual and voluntary expense waivers are reflected in both the expense and net investment income (loss) ratios.

Appendix C-2

PART B

STATEMENT OF ADDITIONAL INFORMATION

July __, 2013

REORGANIZATION OF

BMO AGGREGATE BOND FUND

into

BMO TCH CORE PLUS BOND FUND

Each a series of BMO Funds, Inc.

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

1-800-236-FUND

(1-800-236-3863)

www.bmofundsus.com

This Statement of Additional Information dated July __, 2013 (the “SAI”) is not a prospectus. A proxy statement/prospectus dated July __, 2013 (the “Proxy Statement/Prospectus”) relating to the above referenced matter may be obtained from BMO Funds, Inc. (the “Company”), on behalf of the BMO TCH Core Plus Bond Fund (the “Core Plus Bond Fund”), by writing or calling the Company at the address and telephone number shown above. This SAI should be read in conjunction with such Proxy Statement/Prospectus.

You should rely only on the information contained in this SAI and the Proxy Statement/Prospectus. BMO Funds has not authorized others to provide additional information. This SAI is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made.

General Information

This SAI and the Proxy Statement/Prospectus are related to the reorganization of the BMO Aggregate Bond Fund (“Aggregate Bond Fund”) into the Core Plus Bond Fund which involves (1) the transfer of all of the assets and liabilities of the Aggregate Bond Fund to the Core Plus Bond Fund; (2) the issuance of Class Y and Class I shares of common stock by the Core Plus Bond Fund to the Aggregate Bond Fund in an amount that will equal, in aggregate net asset value, the aggregate net asset value of the Class Y and Class I shares of the Aggregate Bond Fund on the last business day preceding the closing of the reorganization; (3) the opening of accounts by the Core Plus Bond Fund for the Aggregate Bond Fund shareholders, the crediting of Aggregate Bond Fund shareholders, in exchange for their shares of the Aggregate Bond Fund, with that number of full and fractional shares of Class Y and Class I shares of the Core Plus Bond Fund that are equivalent in aggregate net asset value to the aggregate net asset value of the shareholders’ Class Y and Class I shares in the Aggregate Bond Fund at the time of the reorganization; and (4) the dissolution and termination of the Aggregate Bond Fund through the filing of an Amendment to the Company’s Articles of Incorporation (the “Reorganization”).

Incorporation of Documents by Reference into the SAI

The following documents are incorporated by reference into this SAI:

•

The Statement of Additional Information for the Aggregate Bond Fund, dated December 28, 2012, is incorporated by reference to Post-Effective Amendment No. 81 to the Company’s Registration Statement on Form N-1A (File No. 811-58433), filed with the SEC on December 27, 2012.

•

The Statement of Additional Information for the Core Plus Bond Fund, dated December 28, 2012, is incorporated by reference to Post-Effective Amendment No. 81 to the Company’s Registration Statement on Form N-1A (File No. 811-58433), filed with the SEC on December 27, 2012.

•

The audited financial statements and related report of the independent registered public accounting firm of the Aggregate Bond Fund dated August 31, 2012 are incorporated by reference to the Annual Report of the Aggregate Bond Fund for the fiscal year ended August 31, 2012, filed on Form N-CSR (File No. 811-58433) with the SEC on November 2, 2012. No other parts of the annual report are incorporated herein by reference.

•

The audited financial statements and related report of the independent registered public accounting firm of the Core Plus Bond Fund dated August 31, 2012 are incorporated by reference to the Annual Report of the Core Plus Bond Fund for the fiscal year ended August 31, 2012, filed on Form N-CSR (File No. 811-58433) with the SEC on November 2, 2012. No other parts of the annual report are incorporated herein by reference.

•

The unaudited financial statements of the Aggregate Bond Fund dated February 28, 2013 are incorporated by reference to the Semi-Annual Report of the Aggregate Bond Fund for the fiscal period ended February 28, 2013, filed on Form N-CSR (File No. 811-58433) with the SEC on May 1, 2013. No other parts of the semi-annual report are incorporated herein by reference.

•

The unaudited financial statements of the Core Plus Bond Fund dated February 28, 2013 are incorporated by reference to the Semi-Annual Report of the Core Plus Bond Fund for the fiscal period ended February 28, 2013, filed on Form N-CSR (File No. 811-58433) with the SEC on May 1, 2013. No other parts of the semi-annual report are incorporated herein by reference.

Copies of these materials and other information about the Company, the Aggregate Bond Fund and the Core Plus Bond Fund are available upon request and without charge by writing to the addresses below, by visiting the Company’s website at www.bmofundsus.com, or by calling the telephone number listed as follows:

BMO Funds, Inc.

111 East Kilbourn Avenue, Suite 200

Milwaukee, WI 53202

1-800-236-FUND

(1-800-236-3863)

Pro Forma Financial Information

Under the Agreement and Plan of Reorganization, the Aggregate Bond Fund is proposed to be reorganized into the Core Plus Bond Fund.

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma amounts have been estimated in good faith based on information regarding the Aggregate Bond Fund and the Core Plus Bond Fund for the twelve-month period ended February 28, 2013 and are intended to present ratios and supplemental data as if the reorganization of the Aggregate Bond Fund into the Core Plus Bond Fund, pursuant to the Agreement and Plan of Reorganization, had taken place on March 1, 2012. The unaudited pro forma information provided herein should be read in conjunction with the semi-annual and annual shareholder reports of the Aggregate Bond Fund and Core Plus Bond Fund dated February 28, 2013 and August 31, 2012, respectively. The Reorganization’s primary purpose is to streamline two of the Company’s portfolio offerings that have identical investment objectives and similar investment strategies, risks, and portfolio holdings. The Aggregate Bond Fund and the Core Plus Bond Fund are both advised by BMO Asset Management Corp.

Narrative Description of the Pro Forma Effects of the Reorganization

In May 2013, the Board of Directors of the Company approved the proposed Reorganization of the Aggregate Bond Fund with and into the Core Plus Bond Fund. The reorganization is proposed to be accomplished by the acquisition of the Aggregate Bond Fund’s assets and the assumption of the Aggregate Bond Fund’s liabilities by the Core Plus Bond Fund in exchange for Class Y shares and Class I shares of the Core Plus Bond Fund. The shares of the Core Plus Bond Fund would then be distributed pro rata to the shareholders of the Aggregate Bond Fund, and the Aggregate Bond Fund would be terminated and dissolved. The shares of the Core Plus Bond Fund to be issued to the Aggregate Bond Fund shareholders will have an aggregate net asset value equal to the aggregate value of the net assets that the Core Plus Bond Fund receives from the corresponding class of Aggregate Bond Fund shares, as determined pursuant to the terms of the Agreement and Plan of Reorganization. All shares of the Core Plus Bond Fund to be delivered to the Aggregate Bond Fund will be delivered at net asset value without a sales load, commission, or other similar fee being imposed. Under U.S. generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity. The Core Plus Bond Fund will be the accounting survivor of the Reorganization for financial statement purposes. All securities held by the Aggregate Bond Fund comply with the investment objectives, strategies, and restrictions of the Core Plus Bond Fund at February 28, 2013. The Reorganization is expected to be tax-free for federal income tax purposes.

Pro Forma Financial Information for the Period Ending February 28, 2013

Combination of Aggregate Bond Fund Class Y shares and Class I shares into Core Plus Bond Fund Class Y shares and Class I shares (in thousands)

As of February 28, 2013, the net assets of the Aggregate Bond Fund were $398,388 and of the Core Plus Bond Fund were $386,112. The net assets of the combined fund as of February 28, 2013 would have been $784,500. The Core Plus Bond Fund’s net asset value per share after the Reorganization assumes the increase of shares of the Core Plus Bond Fund at February 28, 2013 in connection with the proposed Reorganization. The amount of increased shares was calculated based on the net assets, as of February 28, 2013, of the Aggregate Bond Fund of $204,914 and $193,474 for Class Y and Class I, respectively, and the net asset value of the Core Plus Bond Fund of $11.85 and $11.84 for Class Y and Class I, respectively. Shares of the Core Plus Bond Fund were increased by 17,296 and 16,336 for Class Y and Class I, respectively, in exchange for Class Y and Class I shares of the Aggregate Bond Fund.

On a pro forma basis for the twelve months ended February 28, 2013, the proposed Reorganization would result in an increase of $1,817 in other operating expenses and an increase of $184 in reimbursement by the investment adviser. While total dollar operating expenses will increase due to the larger asset size of the Core Plus Bond Fund following the Reorganization, the net expense ratio of the combined Fund will decrease. The decrease in the expense ratio is attributable to a reduction in management and other asset based fees due to achieving higher breakpoints at lower rates, a decrease in combined other expenses (including audit fees, legal fees, and certain shareholder servicing expenses), the elimination of duplicative expenses, and the achieving of other operating economies of scale.

The Aggregate Bond Fund’s gross annual operating expenses for the 12 months ended February 28, 2013 were 0.82% and 0.57% for Class Y and Class I, respectively. The Core Plus Bond Fund’s gross annual operating expenses were 0.73% and 0.48% for Class Y and Class I, respectively. As a result of the Reorganization, the Core Plus Bond Fund’s expenses are expected to decrease to 0.64% and 0.39% for Class Y and Class I, respectively, on a pro forma basis. The Adviser will also continue to contractually limit the total operating expenses (excluding interest, taxes, and extraordinary expenses) of the Core Plus Bond Fund after the Reorganization for Class Y and Class I shares to 0.59% and 0.55%, respectively, through December 31, 2013.

Accounting Policy

No significant accounting policies will change as a result of the proposed Reorganization, including policies regarding valuation of portfolio securities.

Reorganization Costs

The cost of solicitation related to the proposed Reorganization, including any costs directly associated with preparing, filing, printing, and distributing to the shareholders of the Aggregate Bond Fund all materials relating to the soliciting of shareholder votes as well as the conversion costs associated with the proposed Reorganization will be borne by the Funds’ investment adviser.

BMO FUNDS, INC.

PART C

OTHER INFORMATION

Item 15. Indemnification

Reference is made to Article IX of the Registrant’s By-Laws and Section 4 of the Distribution Agreement between the Registrant and M&I Distributors, LLC.

The Registrant’s By-Laws provide for indemnification of its officers and directors to the fullest extent permitted by Wisconsin Business Corporation Law and applicable federal and state securities laws. Notwithstanding the foregoing, the By-Laws state that this indemnification will not protect any officer or director against liability to the Registrant or any shareholder by reason of his/her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such officer’s or director’s office.

The Distribution Agreement between the Registrant and the Distributor provides that the Registrant will indemnify the Distributor and any of its officers, directors, employees and control persons against certain losses incurred under the securities laws or otherwise, arising out of or based upon any alleged untrue statement or omission of a material fact contained in the Registrant’s SEC filings or other documents and in certain other circumstances.

In addition, the Wisconsin Business Corporation Law requires the Registrant to indemnify each of its officers and directors against liability incurred by the officer or director in any proceeding to which the officer or director was a party because he or she is an officer or director, unless liability was incurred because the officer or director breached or failed to perform a duty owed to the Registrant and the breach or failure to perform constitutes (i) a willful failure to deal fairly with the Registrant or its shareholders in connection with a matter in which the officer or director has a material conflict of interest; (ii) a violation of criminal law, unless the officer or director had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe it was unlawful; (iii) a transaction from which the officer or director derived an improper personal profit, or (iv) willful misconduct.

The Registrant’s directors and officers are insured under a policy of insurance maintained by the Registrant against certain liabilities that might be imposed as a result of actions, suit or proceedings to which they are parties by reason of being or having been such directors or officers.

In addition, each of the directors who is not an “interested person” (as defined under the Investment Company Act of 1940) of Registrant (a “Non-interested Director”) has entered into an indemnification agreement with Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Director against certain liabilities which such Director may incur while acting in the capacity as a director, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Director and is not affected by amendment of the Articles of Incorporation. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses more timely, efficient and certain. In accordance with Section 17(h) of the Investment Company Act of 1940, the indemnification agreement does not protect a Non-interested Director against any liability to the Registrant or its shareholders to which such Non-interested Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Item 16.	Exhibits.

(1) (a)	Articles of Incorporation dated July 30, 1992[4]

(1) (b)	Amendment No. 1 to Articles of Incorporation dated August 11, 1992[4]

(1) (c)	Amendment No. 2 to Articles of Incorporation dated September 14, 1992[4]

(1) (d)	Amendment No. 3 to Articles of Incorporation dated April 23, 1993[4]

(1) (e)	Amendment No. 4 to Articles of Incorporation dated November 1, 1993[2]

(1) (f)	Amendment No. 5 to Articles of Incorporation dated July 25, 1994[4]

(1) (g)	Amendment No. 6 to Articles of Incorporation dated October 24, 1994[6]

(1) (h)	Amendment No. 7 to Articles of Incorporation dated July 22, 1996[7]

(1) (i)	Amendment No. 8 to Articles of Incorporation dated April 28, 1997[8]

(1) (j)	Amendment No. 9 to Articles of Incorporation dated October 26, 1998[9]

(1) (k)	Amendment No. 10 to Articles of Incorporation dated June 7, 1999[10]

(1)(l)	Amendment No. 11 to Articles of Incorporation dated January 31, 2000[11]

(1) (m)	Amendment No. 12 to Articles of Incorporation dated July 10, 2000[12]

(1) (n)	Amendment No. 13 to Articles of Incorporation dated February 26, 2004[15]

(1) (o)	Amendment No. 14 to Articles of Incorporation dated July 30, 2004[15]

(1) (p)	Amendment No. 15 to Articles of Incorporation dated June 21, 2005[17]

(1) (q)	Amendment No. 16 to Articles of Incorporation dated October 26, 2005[17]

(1) (r)	Amendment No. 17 to Articles of Incorporation dated May 7, 2007[19]

(1) (s)	Amendment No. 18 to Articles of Incorporation dated January 29, 2008[21]

(1) (t)	Amendment No. 19 to Articles of Incorporation dated December 11, 2008[23]

(1) (u)	Amendment No. 20 to Articles of Incorporation dated July 15, 2009[24]

(1) (v)	Amendment No. 21 to Articles of Incorporation dated May 11, 2010[26]

(1) (w)	Amendment No. 22 to Articles of Incorporation dated November 30, 2010[27]

(1) (x)	Amendment No. 23 to Articles of Incorporation dated February 3, 2011[28]

(1) (y)	Amendment No. 24 to Articles of Incorporation dated December 19, 2011[32]

(1) (z)	Amendment No. 25 to Articles of Incorporation dated December 28, 2011[33]

(1) (aa)	Amendment No. 26 to Articles of Incorporation dated September 7, 2012[34]

(1) (bb)	Amendment No. 27 to Articles of Incorporation dated September 25, 2012[34]

(1) (cc)	Amendment No. 28 to Articles of Incorporation dated May 17, 2013#

(1) (dd)	Amendment No. 29 to Articles of Incorporation dated , 2013[36]

2

(1) (ee)	Amendment No. 30 to Articles of Incorporation dated , 2013[36]

(1) (ff)	Amendment No. 31 to Articles of Incorporation dated , 2013[36]

(2)	By-Laws As Amended and Restated through July 8, 2009[24]

(3)	Not Applicable.

(4)	Form of Agreement and Plan of Reorganization—Filed as Appendix A to Part A.

(5)	Instruments Defining Rights of Security Holders—Incorporated by reference to the Articles of Incorporation and By-Laws

(6)(a)	Form of Investment Advisory Contract with BMO Asset Management Corp. (f/k/a M&I Investment Management Corp.)[29]

(6)(b)	Form of Amended and Restated Schedules A and B to Investment Advisory Contract dated September 27, 2012[34]

(6)(c)	Form of Sub-Advisory Agreement with Pyrford International Ltd. for Pyrford International Stock Fund and Pyrford Global Strategic Return Fund[33]

(6)(d)	Form of Sub-Advisory Agreement with Lloyd George Management (Hong Kong) Ltd. for Lloyd George Emerging Markets Equity Fund[33]

(6)(e)	Form of Sub-Advisory Agreement with Taplin, Canida & Habacht, LLC for TCH Corporate Income Fund and TCH Core Plus Bond Fund[30]

(6)(f)	Form of Sub-Advisory Agreement with Monegy, Inc. (f/k/a HIM Monegy, Inc.) for Monegy High Yield Bond Fund[33]

(6)(g)	Form of Second Amendment to Sub-Advisory Agreement with Taplin, Canida & Habacht, LLC for TCH Emerging Markets Bond Fund[34]

(7)(a)	Distribution Agreement with M&I Distributors, LLC dated July 5, 2011[31]

(7)(b)	Amended and Restated Schedule A to Distribution Agreement[34]

(8)	Bonus or Profit Sharing Contracts—None

(9)(a)	Custodian Contract with Marshall & Ilsley Trust Company (now, BMO Harris Bank, N.A.) dated April 26, 1993[3]

(9)(b)	Amendment to Custodian Contract dated November 1, 1995[17]

(9)(c)	Amendment to Custodian Contract dated November 1, 2000[17]

(9)(d)	Amendment to Custodian Contract dated June 22, 2001[13]

(9)(e)	Custodian Agreement with State Street Bank and Trust Company (formerly, Investors Bank & Trust Company) dated September 1, 2004[15]

(9)(f)	Amendment to Custodian Agreement with State Street Bank and Trust Company dated August 13, 2012[34]

(10)(a)	Amended and Restated Rule 12b-1 Plan dated September 2, 2008[22]

(10)(b)	Form of Sales and Services Agreement[22]

(10)(c)	Form of Sales and Services Agreement, As Amended[26]

(10)(d)	Multiple Class Plan, amended and restated effective December 28, 2012[35]

3

(11)	Opinion and Consent of Godfrey & Kahn, S.C. regarding the validity of shares to be issued by the Registrant[36]

(12)	Opinion and Consent of Godfrey & Kahn, S.C. regarding certain tax matters[36]

(13)(a)	Administrative Services Agreement with M&I Trust Company dated January 1, 2000 and Amendment No. 1 to Administrative Services Agreement dated September 15, 2000[14]

(13)(b)	Amendment to Administrative Services Agreement dated June 22, 2001[13]

(13)(c)	Amendment to Administrative Services Agreement dated November 1, 2007[20]

(13)(d)	Amendment to Administrative Services Agreement dated July 1, 2008[22]

(13)(e)	Form of Amendment to Administrative Services Agreement[34]

(13)(f)	Sub-Administration Agreement with UMB Fund Services, Inc. dated September 1, 2004[15]

(13)(g)	Sixth Amended and Restated Schedule A to Sub-Administration Agreement effective October 1, 2012[34]

(13)(h)	Shareholder Services Agreement dated July 5, 2011[31]

(13)(i)	Form of Amended and Restated Exhibit 1 of Shareholder Services Agreement dated September 27, 2012[34]

(13)(j)	Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. dated June 30, 2011[33]

(13)(k)	Amendment to Transfer Agency Agreement dated December 21, 2012[35]

(13)(l)	Form of Amended Schedule A to Transfer Agency and Service Agreement dated September 27, 2012[34]

(13)(m)	Fund Accounting Agreement with UMB Fund Services, Inc. dated September 1, 2004[15]

(13)(n)	Sixth Amended and Restated Schedule A to Fund Accounting Agreement with UMB Fund Services, Inc. dated October 1, 2012[34]

(13)(o)	Fund Accounting Agreement with State Street Bank and Trust Company (formerly Investors Bank & Trust Company) dated September 1, 2004[15]

(13)(p)	Appendix A to Fund Accounting Agreement with State Street Bank & Trust Company[34]

(13)(q)	Form of Expense Limitation Agreement[32]

(13)(r)	Amended and Restated Schedule A to Expense Limitation Agreement dated ________________, 2013[36]

(14)	Consent of Independent Registered Public Accounting Firm#

(15)	Not Applicable.

(16)	Power of Attorney#

(17)(a)	Form of Proxy#

(17)(b)

Prospectus of BMO Aggregate Bond Fund and BMO TCH Core Plus Bond Fund dated December 28, 2012 was previously filed with BMO Funds’ Post-Effective Amendment No. 81 to its Registration Statement on Form N-1A with the SEC on December 27, 2012, and is incorporated by reference.

(17)(c)

Statement of Additional Information of BMO Aggregate Bond Fund and BMO TCH Core Plus Bond Fund dated December 28, 2012 was previously filed with BMO Funds’ Post-Effective Amendment No. 81 to its Registration Statement on Form N-1A with the SEC on December 27, 2012, and is incorporated by reference.

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(17)(d)	BMO Funds’ Annual Report to Shareholders for the Fiscal Year Ended August 31, 2012 was previously filed on BMO Funds’ Form N-CSR with the SEC on November 2, 2012, and is incorporated by reference.

(17)(e)	BMO Funds’ Semi-Annual Report to Shareholders for the period Ended February 28, 2013 was previously filed on BMO Funds’ Form N-CSRS with the SEC on May 1, 2013, and is incorporated by reference.

#	Filed herewith.
[1]	Exhibit to PEA No. 5 filed April 23, 1993.*
[2]	Exhibit to PEA No. 8 filed December 28, 1993.*
[3]	Exhibit to PEA No. 10 filed July 1, 1994.*
[4]	Exhibit to PEA No. 11 filed October 21, 1994.*
[5]	Exhibit to PEA No. 14 filed December 26, 1995.*
[6]	Exhibit to PEA No. 15 filed June 17, 1996.*
[7]	Exhibit to PEA No. 17 filed August 30, 1996.*
[8]	Exhibit to PEA No. 22 filed October 21, 1998.*
[9]	Exhibit to PEA No. 27 filed August 27, 1999.*
[10]	Exhibit to PEA No. 29 filed October 29, 1999.*
[11]	Exhibit to PEA No. 31 filed March 1, 2000.*
[12]	Exhibit to PEA No. 33 filed October 30, 2000.*
[13]	Exhibit to PEA No. 34 filed October 29, 2001.*
[14]	Exhibit to PEA No. 37 filed October 30, 2003.*
[15]	Exhibit to PEA No. 42 filed December 30, 2004.*
[16]	Appendix to Definitive Proxy Statement filed July 13, 2005.
[17]	Exhibit to PEA No. 46 filed October 31, 2005.*
[18]	Exhibit to PEA No. 47 filed October 31, 2006.*
[19]	Exhibit to PEA No. 49 filed June 1, 2007.*
[20]	Exhibit to PEA No. 51 filed November 30, 2007.*
[21]	Exhibit to PEA No. 52 filed January 29, 2008.*
[22]	Exhibit to PEA No. 53 filed September 16, 2008.*
[23]	Exhibit to PEA No. 55 filed December 15, 2008.*
[24]	Exhibit to PEA No. 56 filed July 16, 2009.*
[25]	Exhibit to PEA No. 58 filed September 30, 2009.*
[26]	Exhibit to PEA No. 64 filed August 30, 2010.*
[27]	Exhibit to PEA No. 66 filed December 15, 2010.*
[28]	Exhibit to PEA No. 70 filed February 28, 2011.*
[29]	Appendix B to Definitive Proxy Statement on Schedule 14A filed August 24, 2011.*
[30]	Appendix C to Definitive Proxy Statement on Schedule 14A filed August 24, 2011.*
[31]	Exhibit to PEA No. 72 filed October 14, 2011.*
[32]	Exhibit to PEA No. 75 filed December 23, 2011.*
[33]	Exhibit to PEA No. 76 filed December 29, 2011. *
[34]	Exhibit to PEA No. 79 filed September 27, 2012. *
[35]	Exhibit to PEA No. 81 filed December 27, 2012. *
[36]	To be filed by amendment.
*	Incorporated by reference.

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Item 17. Undertakings

(1)

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2)

The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3)

The undersigned Registrant agrees to file by Post-Effective Amendment the opinion and consent of counsel regarding the legality of the securities being registered required by Item 16(11) of Form N-14 and the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinions.

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SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Milwaukee and State of Wisconsin on the 24th day of May, 2013.

MARSHALL FUNDS, INC.
(Registrant)

By:	/s/ John M. Blaser
John M. Blaser
President

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below on May 24, 2013 by the following persons in the capacities indicated.

Signature	Title

/s/ John M. Blaser John M. Blaser	President (principal executive officer) and Director

/s/ Timothy M. Bonin Timothy M. Bonin	Treasurer (principal financial officer)

* Larry D. Armel	Director

* Ridge A. Braunschweig	Director

* Ellen M. Costello	Director

* Benjamin M. Cutler	Director

* John A. Lubs	Director

* James Mitchell	Director

* Barbara J. Pope	Director

*By:	/s/ John M. Blaser
John M. Blaser
Attorney in fact pursuant to Power of Attorney filed herewith

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